UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2022

Date of reporting period: September 30, 2022

Item 1. Reports to Stockholders.

(a)
Annual Report	SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND
September 30, 2022	SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

Each a series of Advisors Series Trust (the “Trust”)

SHENKMAN CAPITAL		Institutional
FLOATING RATE	Class F	Class
HIGH INCOME FUND	(SFHFX)	(SFHIX)

SHENKMAN CAPITAL				Institutional
SHORT DURATION	Class A	Class C	Class F	Class
HIGH INCOME FUND	(SCFAX)	(SCFCX)	(SCFFX)	(SCFIX)

c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
1-855-SHENKMAN (1-855-743-6562)

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SHAREHOLDER LETTER
September 30, 2022

Dear Shareholder,

Fund Overview and Performance

The Shenkman Capital Floating Rate High Income Fund (the “Fund”) seeks to generate high current income through active selection and management of investments, primarily in the leveraged loan universe, and looks to build a portfolio with the best chance of providing superior risk-adjusted returns. For the fiscal year ended September 30, 2022 (the “Annual Period”), the Morningstar* LSTA US Leveraged Loan Index (the “Index”) and Morningstar LSTA US B- Ratings and Above Loan Index (the “B- & Above Index”) returned -2.53% and -2.03%, respectively, as renewed recession fears and a firmly hawkish tone from the Federal Reserve put a damper on equity and fixed income returns for the Annual Period. The Fund’s Institutional Class shares (SFHIX) had a net return of -3.26% for the Annual Period. The Fund’s F class shares (SFHFX) had a net return of -3.26% for the Annual Period.

The primary driver of Fund performance relative to the Index during the Annual Period was the allocation to high yield bonds as fixed income assets underperformed floating rate instruments amid sharply higher interest rates. For further context, over the Annual Period, high yield and investment grade bonds, as measured by the ICE BofA U.S. High Yield Index (H0A0) and the ICE BofA U.S. Corporate Index (C0A0), posted returns of -14.06% and -18.19%, respectively, while the leveraged loan Index returned -2.53%. The Fund’s return of -3.26% showed outperformance versus other corporate credit asset classes. Periodic Index returns by rating exhibited differentiation, with BB-rated, B-rated, and CCC & Below-rated loans returning +1.13%, -2.64%, and -11.28%, respectively. The Fund had a lower weight than the Index in riskier credit profiles, including CCC-rated/below and second-lien loans, both of which contributed to relative performance. Negative selection and underweight in BB rated credits were a detractor for the period. From a sector attribution standpoint, the Fund benefitted from an underweight and positive selection in Health Care Equipment & Services and positive selection in Software & Services. Main detractors were negative selection in Telecommunication Services and Transportation.

The Fund remained well-diversified, with investments in over 350 issuers across more than 50 industries**. For liquidity purposes, the Fund targets an allocation of approximately 15% of assets to cash and bonds.

Market Commentary

Following a record $614bn in leveraged loan issuance in 2021, primary loan market activity slowed significantly in the second quarter of 2022 amid increased market volatility before grinding to a near-halt in the third quarter with just $21.4bn in new leveraged loans coming to market. Year-to-date issuance of $189.6bn represents a 61% decline in volume versus the same period last year. Lenders who typically tap the leveraged loan market have

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September 30, 2022

approximately $32bn in underwritten loans on their balance sheets that have yet to hit the market. Investors are now potentially able to push for attractive original issue discounts (OIDs), higher spreads, and more robust covenant protections to get deals to clear the market, which is costly for dealers but could create a unique opportunity for investors. After setting a new annual record for Collateralized Loan Obligation (CLO) formations in 2021 with $186.7bn coming to market, issuance slowed in the first quarter as $30.7bn came to market following the transition to Secured Overnight Financing Rate (SOFR) at the start of the year. CLO issuance rebounded during the second quarter with $41.6bn coming to market, followed by a further $33.1bn during the third quarter. Year-to-date volume of $105.9bn is on pace for the second-highest annual volume on record. Retail demand for leveraged loans receded in the third quarter as $14.6bn flowed out of loan mutual funds, the second consecutive quarterly outflow, though fund flows for the Annual Period remained positive at more than $15.3bn. According to J.P. Morgan Research (the “Group”), the trailing twelve-month par-weighted default rate ended the Annual Period at 1.14%, an increase of 43 basis points (bps) for the year. The Group recently raised its default rate forecast to 1.75% full-year 2022 and 2.75% for 2023. For context, the historical leveraged loan default rate is 3.1%.

Outlook

The last two years were largely centered on the global pandemic and subsequent reopening of global economies. However, 2022 has ushered in a new era of interest rate hikes, a Fed balance sheet wind-down, rapidly rising inflation, soaring food and energy costs, and an armed conflict that may reverse decades of globalization, further tangling already strained supply chains. Investors are now grappling with the downstream effects of these factors and how they will impact earnings in the coming quarters, with intense focus on third quarter corporate results and earnings outlooks. The Fed has ratcheted up its hawkish tone in recent weeks, synthesizing its objective of tackling inflation by any means necessary. This last quarter of the year may test market resolve as these initiatives take hold, potentially pressuring both consumer finances and corporate earnings, while geopolitical risks remain prevalent. We continue to monitor developments on all fronts to assess the potential impacts across industries and the overall economy. The relatively benign default environment and upward trend in rates could remain a tailwind for the asset class. We believe the leveraged loan market offers compelling relative value, especially with the Fed poised to take further action in the coming months to combat inflation. Keeping with our investment philosophy, we will remain vigilant and proactively manage the portfolio and trade exposures across our global platform in an attempt to limit downside risk during this volatile period while still seeking to generate a high level of current income.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SHAREHOLDER LETTER – Continued
September 30, 2022

We remain constructive on the loan market overall; however, we believe credit selection will continue to drive performance differentiation this year. If there are bouts of volatility, we believe there is potential for increased dispersion between better quality and riskier credits after a period of significant compression. Therefore, we remain cautious as we continuously review the relative value of the Fund’s positions. A core tenet of our investment philosophy remains the preservation of capital as we strive to deliver, or beat, market returns throughout the cycle with a lower risk profile. As a conservative asset manager, we intend to remain defensively positioned in our portfolios and will seek to take advantage of market dislocations only in creditworthy, Shenkman-approved issuers in both the primary and secondary markets.

Thank you again for your continued support and trust in the Fund. We look forward to growing with you.

Sources:  LCD, JPM Research
*	Morningstar completed its acquisition of Leveraged Commentary & Data (LCD) from S&P on June 1, 2022.
**	Morningstar transitioned all Leveraged Loan Sector Indices to the Global Industry Classification Standard (GICS®) industry classifications effective July 1, 2022.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SHAREHOLDER LETTER – Continued
September 30, 2022

DISCLOSURES

The Shenkman Group of Companies (the “Shenkman Group”) consists of Shenkman Capital Management, Inc., and its affiliates and subsidiaries, including, without limitation, Shenkman Capital Management Ltd, Romark Credit Advisors LP, and Romark CLO Advisors LLC.  The Shenkman Group focuses on the leveraged finance market and is dedicated to providing in-depth, bottom-up, fundamental credit analysis.

Shenkman Capital Management, Inc. (“Shenkman” or “Shenkman Capital”) is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”). Romark Credit Advisors LP is also registered as an investment adviser with the SEC and Romark CLO Advisors LLC is registered as a relying adviser of Romark Credit Advisors LP (together, “Romark”). Shenkman Capital Management Ltd is a wholly-owned subsidiary of Shenkman Capital Management, Inc. and is authorized and regulated by the U.K. Financial Conduct Authority. Such registrations do not imply any specific skill or training. EEA Investors: This material is provided to you because you have been classified as a professional client in accordance with the Markets in Financial Instruments Directive (Directive 2014/65/EU) (known as “MiFID II”) or as otherwise defined under applicable local regulations. If you are unsure about your classification or believe that you may be a retail client under these rules, please contact the Shenkman Group and disregard this information.

Past performance does not guarantee future results.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. There can be no assurance that the Fund will achieve its stated objective. In addition to the normal risks associated with investing, bonds and bank loans, and the funds that invest in them are subject to interest rate risk and can be expected to decline in value as interest rates rise. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Fund invests in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Leverage may cause the effect of an increase or decrease in the value of the portfolio securities to be magnified and the fund to be more volatile than if leverage was not used.

Investments in CLOs carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest payments and that the quality of the collateral may decline in value or default

Diversification does not assure a profit, nor does it protect against a loss in a declining market.

Credit quality weights by rating are derived from the highest bond rating as determined by S&P, Moody’s or Fitch. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as Standard & Poor’s or Moody’s and Fitch. These firms evaluate a bond issuer’s

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SHAREHOLDER LETTER – Continued
September 30, 2022

financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. In limited situations when none of the three rating agencies have issued a formal rating, the Advisor will classify the security as nonrated.

The ICE BofA U.S. High Yield Index (H0A0) has an inception date of August 31, 1986 and tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market.

The ICE BofA U.S. Corporate Index (C0A0) has an inception date of December 31, 1972, and tracks the performance of U.S. dollar denominated investment grade corporate debt publicly issued in the U.S. domestic market.

The Morningstar® LSTA US Leveraged Loan Index is a market-value weighted index designed to measure the performance of the US leveraged loan market.

The Morningstar® LSTA US B- Ratings and Above Loan Index tracks the current outstanding balance and spread over LIBOR for fully funded institutional term loans that are rated B- or above and syndicated to U.S. loan investors. The Morningstar® LSTA US B- Ratings and Above Loan Index is unmanaged, not available for direct investment and does not reflect deductions for fees or expenses.

You cannot invest directly in an index.

Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments for a complete list of fund holdings.

An original issue discount (OID) is the discount in price from a bond’s face value at the time a bond or other debt instrument is first issued.

The Secured Overnight Financing Rate (SOFR) is a broad measure of the cost of borrowing cash overnight collateralized by Treasury securities.

Basis points (bps) are equivalent to one-one hundredths of a percentage point.

Must be preceded or accompanied by a prospectus.

The credit rating is a financial indicator to potential investors of debt securities such as bonds. These are assigned by credit rating agencies such as Moody’s and Standard & Poor’s to have letter designations (such as AAA, B, CC) which represent the quality of a bond. Moody’s assigns bond credit ratings of Aaa, Aa, A, Baa, Ba, B, Caa, Ca, C, with WR and NR as withdrawn and not rated. Standard & Poor’s assigns bond credit ratings of AAA, AA, A, BBB, BB, B, CCC, CC, C, D.

These materials may contain information obtained from third parties, and may include ratings from credit ratings agencies such as Standard & Poor’s. Reproduction and distribution of third party content in any form is prohibited except with the prior written permission of the related third party. Third-party information contained in this presentation was obtained from sources that the Shenkman Group considers to be reliable; however, no representation is made as to, and no responsibility, warranty or

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SHAREHOLDER LETTER – Continued
September 30, 2022

liability is accepted for, the accuracy, completeness, timeliness or availability of such information, including ratings. Neither the Shenkman Group nor any third party content provider is responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such content. NEITHER THE SHENKMAN GROUP NOR ANY THIRD PARTY CONTENT PROVIDERS GIVE ANY EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. NEITHER THE SHENKMAN GROUP NOR ANY THIRD PARTY CONTENT PROVIDERS SHALL BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF SUCH THIRD PARTY CONTENT, INCLUDING RATINGS. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. They do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment advice.

References to indices are for information purposes only. The Shenkman Group believes that any indices discussed herein are broad market indices and are indicative of the type of investments that the Shenkman Group may purchase, but may contain different securities than those held in the Shenkman Group portfolios managed pursuant to the strategies described herein. The indices have not been selected to represent an appropriate benchmark. The strategies referred to herein are not design to mimic the investments on which any index is based. The indices are unmanaged and not available for direct investment and do not reflect deductions for fees or expenses.

The Shenkman Capital Floating Rate High Income Fund is distributed by Quasar Distributors, LLC, which is not affiliated with Shenkman Capital Management, Inc.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SHAREHOLDER LETTER
September 30, 2022

Dear Shareholder,

The Shenkman Capital Short Duration High Income Fund (the “Fund”) continued to seek a high level of current income over the past fiscal year by focusing on investments within the non-investment grade universe, we believed to be high quality, yet short duration. The Fund’s Institutional Class (SCFIX) returned -4.62% for the fiscal year-ended September 30, 2022 (the “Annual Period”), and ended the Annual Period with a duration-to-worst of 1.02 years and average final maturity of 3.72 years*. The Fund’s Class A shares returned -4.99% (without sales load) and -7.82% (with maximum sales load imposed on purchases of 3.00%) for the Annual Period, and the Class F shares returned -4.79%. Additionally, the Class C shares returned -5.71% (without sales load) and -6.63% (with maximum deferred sales load of 1.00%) for the Annual Period. The Fund’s benchmark, the ICE BofA 0-2 Year Duration BB-B U.S. HY Constrained Index (H42C), returned -3.22% for the Annual Period. The ICE BofA 0-3 Year U.S. Treasury Index (G1QA) returned -3.39% for the Annual Period.

The Fund was not immune to the overall market weakness experienced across the financial markets during the Annual Period, but performed more defensively within the broader fixed income markets as measured by the ICE BofA U.S. High Yield Index (H0A0, the “Benchmark”), which declined 14.06%. Given the significant downward price movement in the high yield market over the Annual Period, the impact of duration-based index rebalancing for the Benchmark has resulted in greater year-to-date performance dispersion relative to the Fund. That having been said, the Fund’s underperformance versus the Benchmark was largely attributable to its negative selection in BB rated credits and underweight in credits with maturity below 1 year, while on a sector basis, negative selection in Cable & Satellite and Automotives were also detractors, outweighing positive selection in Industrials and Healthcare and having exposure to CCC rated credits. The Fund’s sector positioning is largely a function of its focus on bottom-up, individual security selection and fundamental analysis and less driven by top-down, sector-driven allocations. The Fund’s top three broader sector exposures are concentrated in Leisure, Gaming & Travel, Industrials and Healthcare. We believe our Leisure, Gaming & Travel exposure is well diversified, including subsegments that have been more stable such as fast-food franchisors and regional theme parks as well as those subsegments we believe are better positioned for an ultimate recovery in travel and entertainment such as Hotels & Gaming. The Industrials sector exposure captures a wide range of sub-industries and holdings that are broadly diversified and include service companies that in our view have attractive business models and competitive positions. The Healthcare sector is historically among the most stable and defensive sector given its consistent/recurring revenues, solid free cash flow generation and strong asset coverage. Additionally, we have intentionally avoided the Oil & Gas sector given the unfavorable risk/reward for shorter maturities in the

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SHAREHOLDER LETTER – Continued
September 30, 2022

space and the asymmetric downside volatility associated with the violent and uncontrollable swings in commodity prices. The Fund’s exposure to bank loans was a modest contributor to performance as bank loan returns outpaced short duration for the Annual Period. The Fund’s bank loan weighting increased during the Annual Period from 2.51% to 5.03%. As of September 30, 2022, the average price of the Fund’s investments at the end of the period was $94.67 (down from $104.65 a year ago), with a current yield of 6.44%, SEC 30-Day subsidized and unsubsidized yield of 6.68%, yield-to-maturity of 8.20%, and a yield-to-worst of 8.18%. As we believe diversification remains a key factor in helping to mitigate risk, the portfolio was well-diversified, ending the period with investments in 181 issuers across 15 sectors as of September 30, 2022.

Market Commentary

The broader high yield market, as measured by the H0A0, declined 14.06% during the Annual Period as it traded off in line with many major capital markets with one of the biggest factors being the historic increase in rates.

The shorter duration tiers of the market outperformed longer duration whereas by ratings category, CCC- rated bonds posted the weakest performance while BB and B-rated bonds were both down similarly.

The trailing 12 month default rate moved up modestly to 1.57% in September; while at the highest level since June 2021, the rate remains below historic average of 3.2%. Additionally, new issuance has been sporadic year-to-date 2022 with only $90BN of high yield issuance year to date vs $484BN in 2021. After a major refinancing wave in late 2020 and 2021 and given increased market volatility and higher rates, in our opinion, it is likely to remain much lower than prior years.

Outlook

Moving forward, we expect volatility to persist in all equity and fixed income markets given the high level of economic and geopolitical unknowns, but we believe low default rates, modest maturity walls, and attractive pricing could continue to drive more interest in the high yield market. We continue to believe the higher-quality short duration segment of the high yield market remains well positioned as a lower volatility solution with the ability to seek to capture attractive risk-adjusted returns in the current environment.

Thank you again for your continued support and trust in our strategy. We look forward to growing with you.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SHAREHOLDER LETTER – Continued
September 30, 2022

DISCLOSURES

The Shenkman Group of Companies (the “Shenkman Group”) consists of Shenkman Capital Management, Inc., and its affiliates and subsidiaries, including, without limitation, Shenkman Capital Management Ltd, Romark Credit Advisors LP, and Romark CLO Advisors LLC.  The Shenkman Group focuses on the leveraged finance market and is dedicated to providing in-depth, bottom-up, fundamental credit analysis.

Shenkman Capital Management, Inc. (“Shenkman” or “Shenkman Capital”) is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”). Romark Credit Advisors LP is also registered as an investment adviser with the SEC and Romark CLO Advisors LLC is registered as a relying adviser of Romark Credit Advisors LP (together, “Romark”). Shenkman Capital Management Ltd is a wholly-owned subsidiary of Shenkman Capital Management, Inc. and is authorized and regulated by the U.K. Financial Conduct Authority. Such registrations do not imply any specific skill or training. EEA Investors: This material is provided to you because you have been classified as a professional client in accordance with the Markets in Financial Instruments Directive (Directive 2014/65/EU) (known as “MiFID II”) or as otherwise defined under applicable local regulations. If you are unsure about your classification or believe that you may be a retail client under these rules, please contact the Shenkman Group and disregard this information.

Any third-party information contained herein was obtained from sources that Shenkman considers to be reliable; however, no representation is made as to, and Shenkman accepts no responsibility, warranty or liability for the accuracy or completeness of such information. Past performance does not guarantee future results.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. There can be no assurance that the Fund will achieve its stated objective. In addition to the normal risks associated with investing, bonds and bank loans, and the funds that invest in them are subject to interest rate risk and can be expected to decline in value as interest rates rise. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Fund invests in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Leverage may cause the effect of an increase or decrease in the value of the portfolio securities to be magnified and the fund to be more volatile than if leverage was not used.

Diversification does not assure a profit, nor does it protect against a loss in a declining market.

The ICE BofA U.S. High Yield Index (H0A0) has an inception date of August 31, 1986 and tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SHAREHOLDER LETTER – Continued
September 30, 2022

The ICE BofA 0-2 Year Duration BB-B U.S. HY Constrained Index (H42C) (without transaction costs) consists of all securities in the ICE BofA BB-B U.S. High Yield Index (HUC4) that have a duration-to-worst of 2 years or less. The ICE BofA U.S. High Yield, BB-B Rated, Constrained Index (HUC4) has an inception date of December 31, 1996, and is a subset of the ICE BofA U.S. High Yield Index (H0A0) that consists of all securities rated BB1 through B3, based on an average of Moody’s, S&P and Fitch, but caps issuer exposure at 2%. The ICE BofA 0-3 Year U.S. Treasury Index (G1QA) (without transaction costs) is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of less than three years.

You cannot invest directly in an index.

Free cash flow (FCF) is the cash a company generates after taking into consideration cash outflows that support its operations and maintain its capital assets.

Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years.

Duration-to-worst is the duration of a bond computed using either the final maturity date, or a call date within the bond’s call schedule, whichever would result in the lowest yield to the investor.

Yield is defined as the income return on an investment. This refers to the interest or dividends received from a security and is usually expressed annually as a percentage based on the investment’s cost, its current market value or its face value.

Yield-to-worst is the lowest potential yield that can be received on a bond without the issuer actually defaulting.

Spread-to-worst is the difference between the yield-to-worst of a bond and yield-to-worst of a U.S. Treasury with a similar duration.

Current Yield is the annual income (interest or dividends) divided by the current price of the security. This measure looks at the current price of a bond instead of its face value and represents the return an investor would expect if he or she purchased the bond and held it for a year. This measure is not an accurate reflection of the actual return that an investor will receive in all cases because bond and stock prices are constantly changing due to market factors.

Yield-to-Maturity is the rate of return anticipated on a bond if held until the end of its lifetime. YTM is considered a long-term bond yield expressed as an annual rate. The YTM calculation takes into account the bond’s current market price, par value, coupon interest rate and time to maturity. It is also assumed that all coupon payments are reinvested at the same rate as the bond’s current yield. YTM is a complex but accurate calculation of a bond’s return that helps investors compare bonds with different maturities and coupons.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments for a complete list of fund holdings.

Must be preceded or accompanied by a prospectus.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SHAREHOLDER LETTER – Continued
September 30, 2022

The credit rating is a financial indicator to potential investors of debt securities such as bonds. These are assigned by credit rating agencies such as Moody’s and Standard & Poor’s to have letter designations (such as AAA, B, CC) which represent the quality of a bond. Moody’s assigns bond credit ratings of Aaa, Aa, A, Baa, Ba, B, Caa, Ca, C, with WR and NR as withdrawn and not rated. Standard & Poor’s assigns bond credit ratings of AAA, AA, A, BBB, BB, B, CCC, CC, C, D.

Any information in these materials from ICE Data Indices, LLC (“ICE BofA”) was used with permission. ICE BofA PERMITS USE OF THE ICE BofA INDICES AND RELATED DATA ON AN “AS IS” BASIS, MAKES NO WARRANTIES REGARDING SAME, DOES NOT GUARANTEE THE SUITABILITY, QUALITY, ACCURACY, TIMELINESS, AND/OR COMPLETENESS OF THE ICE BofA INDICES OR ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM, ASSUMES NO LIABILITY IN CONNECTION WITH THE USE OF THE FOREGOING, AND DOES NOT SPONSOR, ENDORSE, OR RECOMMEND THE SHENKMAN GROUP, OR ANY OF ITS PRODUCTS OR SERVICES.

References to indices are for information purposes only. The Shenkman Group believes that any indices discussed herein are broad market indices and are indicative of the type of investments that the Shenkman Group may purchase, but may contain different securities than those held in the Shenkman Group portfolios managed pursuant to the strategies described herein. The indices have not been selected to represent an appropriate benchmark. The strategies referred to herein are not designed to mimic the investments on which any index is based. The indices are unmanaged and not available for direct investment and do not reflect deductions for fees or expenses.

* Based on Shenkman’s internal valuations, classifications, and records.

The Shenkman Capital Short Duration High Income Fund is distributed by Quasar Distributors, LLC.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

Comparison of the change in value of a hypothetical $1,000,000 investment in the Shenkman Capital Floating Rate High Income Fund –
Institutional Class vs the Morningstar LSTA US Leveraged Loan Index
and the Morningstar LSTA US B- Ratings and Above Loan Index

Average Annual Total Return:
			Since Inception
	One Year	Five Year	10/15/2014	3/1/2017
Class F (SFHFX)	-3.26%	2.35%	—	2.37%
Institutional Class (SFHIX)	-3.26%	2.37%	2.73%	—
Morningstar LSTA US Leveraged
Loan Index*	-2.53%	2.98%	3.36%	3.01%
Morningstar LSTA US B- Ratings
and Above Loan Index*	-2.03%	2.94%	3.34%	2.98%

*
On June 1, 2022 Morningstar, Inc. completed its acquisition of Leverage Commentary & Data from S&P Global. As a result of this acquisition, the S&P/LSTA Leveraged Loan Index has been renamed the Morningstar LSTA US Leveraged Loan Index. Similarly, the S&P/LSTA B- & Above Leveraged Loan Index has been renamed the Morningstar LSTA US B- Ratings and Above Loan Index.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-855-743-6562.

SFHFX Expense Ratio – Gross:  0.86%
SFHFX Expense Ratio – Net:  0.64%**

SFHIX Expense Ratio – Gross:  0.76%
SFHIX Expense Ratio – Net:  0.54%**

Expense ratios shown are as of the Fund’s registration statement dated January 28, 2022.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

**
Shenkman Capital Management, Inc., the Fund’s investment advisor, has contractually agreed to waive a portion or all of its management fees and pay Fund expenses in order to limit total annual fund operating expenses to the net amount presented through at least January 27, 2023.

Returns reflect reinvestment of dividends and capital gains distributions. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. Indices do not incur expenses and are not available for investment.

The Morningstar® LSTA US Leveraged Loan Index is a market-value weighted index designed to measure the performance of the US leveraged loan market.

The Morningstar® LSTA US B- Ratings and Above Loan Index tracks the current outstanding balance and spread over LIBOR for fully funded institutional term loans that are rated B- or above and syndicated to U.S. loan investors. The Morningstar® LSTA US B- Ratings and Above Loan Index is unmanaged, not available for direct investment and does not reflect deductions for fees or expenses.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

Comparison of the change in value of a hypothetical $1,000,000 investment in the Shenkman Capital Short Duration High Income Fund –
Institutional Class vs the ICE BofA 0-3 U.S. Treasury Index and
the ICE BofA 0-2 Year Duration BB-B U.S. High Yield Constrained Index

Average Annual Total Return:
				Since Inception
	One Year	Five Year	10/31/2012	5/17/2013	1/28/2014
Class A (SCFAX)
(with sales load)	-7.82%	0.93%	1.99%	—	—
Class A (SCFAX)
(without sales load)	-4.99%	1.54%	2.31%	—	—
Class C (SCFCX) (with
deferred sales load)	-6.63%	0.79%	—	—	1.21%
Class C (SCFCX)
(without deferred
sales load)	-5.71%	0.79%	—	—	1.21%
Class F (SCFFX)	-4.79%	1.79%	—	2.36%	—
Institutional
Class (SCFIX)	-4.62%	1.88%	2.64%	—	—
ICE BofA 0-3 Year
U.S. Treasury Index
(without transaction
costs)	-3.39%	0.76%	0.66%	0.67%	0.70%
ICE BofA 0-2 Year
Duration BB-B
U.S. High Yield
Constrained Index
(without transaction
costs)	-3.22%	2.03%	3.12%	2.87%	2.76%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-855-743-6562.

SCFAX Expense Ratio – Gross:  1.02%
SCFAX Expense Ratio – Net:  1.00%*

SCFCX Expense Ratio – Gross:  1.77%
SCFCX Expense Ratio – Net:  1.75%*

SCFFX Expense Ratio – Gross:  0.77%
SCFFX Expense Ratio – Net:  0.75%*

SCFIX Expense Ratio – Gross:  0.67%
SCFIX Expense Ratio – Net:  0.65%*

Expense ratios shown are as of the Fund’s registration statement dated January 28, 2022.

*
Shenkman Capital Management, Inc., the Fund’s investment advisor, has contractually agreed to waive a portion or all of its management fees and pay Fund expenses in order to limit total annual fund operating expenses to the net amount presented through at least January 27, 2023.

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced. Class A shares may be subject to a 3.00% front-end sales load. Class A shares do not have a contingent deferred sales charge (“CDSC”) except that a charge of 1% applies to certain redemptions made within thirty calendar days.  Class C shares may be subject to a CDSC of 1.00% on redemptions held for eighteen months or less after purchase. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. Indices do not incur expenses and are not available for investment.

The ICE BofA 0-3 Year U.S. Treasury Index (G1QA) tracks the performance of US dollar denominated sovereign debt publicly issued by the U.S. government in its domestic market with maturities less than three years.

The ICE BofA 0-2 Year Duration BB-B U.S. HY Constrained Index (H42C) consists of all securities in the ICE BofA BB-B U.S. High Yield Index (HUC4) that have a duration-to-worst of 2 years or less. The HUC4 index is a subset of the ICE BofA U.S. High Yield Index (H0A0) that includes all securities in the H0A0 rated BB1 through B3, inclusive. The HUC4 index is unmanaged, not available for direct investment and does not reflect deductions for fees or expenses.

Information used herein from ICE Data Indices, LLC (“ICE BofA”) was used with permission.  ICE BofA PERMITS USE OF THE ICE BofA INDICES AND RELATED DATA ON AN “AS IS” BASIS, MAKES NO SUITABILITY, QUALITY, ACCURACY, TIMELINESS, AND/OR COMPLETENESS OF THE ICE BofA INDICES OR ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM, ASSUMES NO LIABILITY IN CONNECTION WITH THE USE OF THE FOREGOING, AND DOES NOT SPONSOR, ENDORSE, OR RECOMMEND SHENKMAN CAPITAL MANAGEMENT, INC., OR ANY OF ITS PRODUCTS OR SERVICES.

SHENKMAN CAPITAL FUNDS

EXPENSE EXAMPLE
September 30, 2022 (Unaudited)

As a shareholder of a fund, you incur two types of costs: (1) transaction costs including sales charges (loads), if applicable; redemption fees, if applicable; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees); and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from April 1, 2022 to September 30, 2022.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.  There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $15 fee is charged to the account annually) that would increase the amount of expenses paid on your account.  The example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  As noted above, there are some account fees that are charged to certain types of accounts that would increase the amount of expense paid on your account.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only and will not help you determine the

SHENKMAN CAPITAL FUNDS

EXPENSE EXAMPLE – Continued
September 30, 2022 (Unaudited)

relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
Shenkman Capital Floating Rate High Income Fund
Actual
Class F	$1,000.00	$ 967.10	$2.61
Institutional Class	$1,000.00	$ 966.00	$2.66

Hypothetical (5% return
before expenses)
Class F	$1,000.00	$1,022.41	$2.69
Institutional Class	$1,000.00	$1,022.36	$2.74

(1)
Shenkman Capital Floating Rate High Income Fund – Class F and Institutional Class expenses are equal to the Fund shares’ annualized expense ratio of 0.53% and 0.54%, respectively, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the six-month period of operation). The Fund’s ending account values in the table are based on its six-month total return of -3.29% for Class F and -3.40% for the Institutional Class as of September 30, 2022.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(2)
Shenkman Capital Short Duration High Income Fund
Actual
Class A	$1,000.00	$ 957.00	$4.61
Class C	$1,000.00	$ 953.20	$8.23
Class F	$1,000.00	$ 958.90	$3.58
Institutional Class	$1,000.00	$ 959.30	$3.19

Hypothetical (5% return
before expenses)
Class A	$1,000.00	$1,020.36	$4.76
Class C	$1,000.00	$1,016.65	$8.49
Class F	$1,000.00	$1,021.41	$3.70
Institutional Class	$1,000.00	$1,021.81	$3.29

(2)
Shenkman Capital Short Duration High Income Fund – Class A, Class C, Class F, and Institutional Class expenses are equal to the Fund shares’ annualized expense ratio of 0.94%, 1.68%, 0.73% and 0.65%, respectively, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the six-month period of operation). The Fund’s ending account values in the table are based on its six-month total return of -4.30% for Class A,-4.68% for Class C, -4.11% for Class F, and -4.07% for the Institutional Class as of September 30, 2022.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

PORTFOLIO ALLOCATION
September 30, 2022 (Unaudited)

% Net
TOP TEN HOLDINGS	Assets
Lumen Technologies, Inc., Senior Secured First Lien Term
Loan 5.365% (1 Month LIBOR USD + 2.25%), 03/15/2027	1.09%
Optiv Security, Inc., Senior Secured First Lien Term Loan
7.42% (6 Month LIBOR USD + 3.25%, 1.000% Floor), 02/01/2024	1.01%
Stars Group Holdings B.V., Senior Secured First Lien Term
Loan 5.892% (3 Month LIBOR USD + 2.25%), 07/21/2026	1.01%
Asurion, LLC, Senior Secured First Lien Term Loan
6.365% (1 Month LIBOR USD + 3.25%), 12/23/2026	0.96%
Hyland Software, Inc., Senior Secured First Lien Term Loan 6.615%
(1 Month LIBOR USD + 3.50%, 0.750% Floor), 07/01/2024	0.90%
Almonde, Inc., Senior Secured First Lien Term Loan 6.871%
(6 Month LIBOR USD + 3.50%, 1.000% Floor), 06/13/2024	0.87%
Connect U.S. Finco, LLC, Senior Secured First Lien Term Loan
6.03% (1 Month LIBOR USD + 3.50%, 1.000% Floor), 12/11/2026	0.83%
Playtika Holding Corp., Senior Secured First Lien Term Loan
5.865% (1 Month LIBOR USD + 2.75%), 03/13/2028	0.77%
Project Alpha Intermediate Holding, Inc., Senior Secured First Lien
Term Loan 7.12% (1 Month LIBOR USD + 4.00%), 04/26/2024	0.75%
Peraton Corp., Senior Secured First Lien Term Loan 6.865%
(1 Month LIBOR USD + 3.75%, 0.750% Floor), 02/01/2028	0.74%

The portfolio's holdings and allocations are subject to change.  The top ten holdings presented exclude the money market fund. The percentages are of total net assets as of September 30, 2022.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS
September 30, 2022

	Principal	Fair
	Amount	Value
BANK LOANS – 85.68%

Aerospace & Defense – 1.09%
Brown Group Holding, LLC,
Senior Secured First Lien Term Loan
6.784% (1 Month SOFR USD + 3.75%,
0.500% Floor), 07/02/2029 (a)	$537,000	$522,007
Peraton Corp.,
Senior Secured First Lien Term Loan
6.865% (1 Month LIBOR USD + 3.75%,
0.750% Floor), 02/01/2028 (a)	2,343,248	2,226,964
Transdigm, Inc.,
Senior Secured First Lien Term Loan
5.924% (3 Month LIBOR USD + 2.25%),
08/22/2024 (a)	525,061	513,171
		3,262,142
Auto Retail – 0.56%
CWGS Group, LLC
Senior Secured First Lien Term Loan
5.318% (1 Month LIBOR USD + 2.50%,
0.750% Floor), 06/05/2028 (a)	685,638	607,075
Senior Secured First Lien Term Loan
5.615% (1 Month LIBOR USD + 2.50%,
0.750% Floor), 06/05/2028 (a)	59,299	52,504
Mavis Tire Express Services Topco Corp.,
Senior Secured First Lien Term Loan
7.25% (1 Month SOFR USD + 4.00%,
0.750% Floor), 05/04/2028 (a)	1,070,465	1,007,580
		1,667,159
Automotive – 0.51%
LS Group Opco Acquisition, LLC,
Senior Secured First Lien Term Loan
6.58% (6 Month LIBOR USD + 3.25%,
0.750% Floor), 11/02/2027 (a)	1,002,150	962,064
LTI Holdings, Inc.,
Senior Secured First Lien Term Loan
6.365% (1 Month LIBOR USD + 3.25%),
09/08/2025 (a)	604,800	561,254
		1,523,318

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2022

	Principal	Fair
	Amount	Value
BANK LOANS – 85.68% – Continued

Building Products – 1.97%
Cornerstone Building Brands, Inc.,
Senior Secured First Lien Term Loan
6.068% (1 Month LIBOR USD + 3.25%,
0.500% Floor), 04/12/2028 (a)	$754,230	$623,891
CPG International, LLC,
Senior Secured First Lien Term Loan
4.092% (6 Month SOFR USD + 2.50%,
0.500% Floor), 04/30/2029 (a)	1,259,000	1,221,231
Griffon Corp.,
Senior Secured First Lien Term Loan
5.49% (3 Month SOFR USD + 2.50%,
0.500% Floor), 01/24/2029 (a)	410,277	395,404
QUIKRETE Holdings, Inc.
Senior Secured First Lien Term Loan
5.74% (1 Month LIBOR USD + 2.625%),
02/01/2027 (a)	1,388,110	1,336,153
Senior Secured First Lien Term Loan
6.115% (1 Month LIBOR USD + 3.00%),
06/11/2028 (a)	1,139,275	1,099,007
TAMKO Building Products, LLC
Senior Secured First Lien Term Loan
5.806% (3 Month LIBOR USD + 3.00%),
05/29/2026 (a)	338,171	320,698
Senior Secured First Lien Term Loan
6.07% (3 Month LIBOR USD + 3.00%),
05/29/2026 (a)	166,287	157,695
Senior Secured First Lien Term Loan
6.674% (3 Month LIBOR USD + 3.00%),
05/29/2026 (a)	157,149	149,029
VC GB Holdings I Corp.,
Senior Secured First Lien Term Loan
6.377% (3 Month LIBOR USD + 3.50%,
0.500% Floor), 07/21/2028 (a)	658,028	578,245
		5,881,353

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2022

	Principal	Fair
	Amount	Value
BANK LOANS – 85.68% – Continued

Chemicals – 3.41%
Colouroz Midco
Senior Secured First Lien Term Loan
7.009% (3 Month LIBOR USD + 4.25%,
1.000% Floor), 09/21/2023 (a)	$49	$40
Senior Secured First Lien Term Loan
7.009% (3 Month LIBOR USD + 4.25%,
1.000% Floor), 09/21/2023 (a)	297	243
Discovery Purchaser Corp.,
Senior Secured First Lien Term Loan
6.668% (3 Month SOFR USD + 4.375%,
0.500% Floor), 10/04/2029 (a)	632,000	580,454
HB Fuller Co.,
Senior Secured First Lien Term Loan
5.014% (1 Month LIBOR USD + 2.00%),
10/21/2024 (a)	190,359	190,260
Ineos U.S. Finance, LLC,
Senior Secured First Lien Term Loan
5.615% (1 Month LIBOR USD + 2.50%,
0.500% Floor), 11/06/2028 (a)	716,400	675,504
LSF11 A5 Holdco, LLC,
Senior Secured First Lien Term Loan
6.649% (1 Month SOFR USD + 3.50%,
0.500% Floor), 10/16/2028 (a)	457,704	426,523
LSF11 Skyscraper Holdco S.A.R.L.,
Senior Secured First Lien Term Loan
7.174% (3 Month LIBOR USD + 3.50%,
0.750% Floor), 09/29/2027 (a)	1,513,376	1,445,274
Lummus Technology Holdings V, LLC,
Senior Secured First Lien Term Loan
6.615% (1 Month LIBOR USD + 3.50%),
06/30/2027 (a)	979,148	890,413
Olympus Water U.S. Holding Corp.,
Senior Secured First Lien Term Loan
7.438% (3 Month LIBOR USD + 3.75%,
0.500% Floor), 11/09/2028 (a)	481,127	440,383

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2022

	Principal	Fair
	Amount	Value
BANK LOANS – 85.68% – Continued

Chemicals – 3.41% – Continued
Orion Engineered Carbons GmbH,
Senior Secured First Lien Term Loan
5.924% (3 Month LIBOR USD + 2.25%,
0.500% Floor), 09/22/2028 (a)	$285,120	$276,210
PMHC II, Inc.,
Senior Secured First Lien Term Loan
6.977% (3 Month SOFR USD + 4.25%,
0.500% Floor), 04/23/2029 (a)	1,828,881	1,484,256
Polar U.S. Borrower, LLC,
Senior Secured First Lien Term Loan
7.205% (3 Month LIBOR USD + 4.75%),
10/15/2025 (a)	759,286	620,086
PQ Corp.,
Senior Secured First Lien Term Loan
5.306% (3 Month LIBOR USD + 2.50%,
0.500% Floor), 06/09/2028 (a)	354,513	338,737
PQ Performance Chemicals,
Senior Secured First Lien Term Loan
5.803% (1 Month LIBOR USD + 3.25%,
0.750% Floor), 08/02/2028 (a)	525,033	499,931
SCIH Salt Holdings, Inc.,
Senior Secured First Lien Term Loan
6.806% (6 Month LIBOR USD + 4.00%,
0.750% Floor), 03/16/2027 (a)	814,981	758,951
Spectrum Holdings III Corp.,
Senior Secured First Lien Term Loan
6.365% (1 Month LIBOR USD + 3.25%,
1.000% Floor), 01/31/2025 (a)	708,276	652,754
Tronox Finance, LLC
Senior Secured First Lien Term Loan
5.365% (1 Month LIBOR USD + 2.25%),
03/10/2028 (a)	70,154	66,839
Senior Secured First Lien Term Loan
5.924% (3 Month LIBOR USD + 2.25%),
03/10/2028 (a)	346,154	329,798

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2022

	Principal	Fair
	Amount	Value
BANK LOANS – 85.68% – Continued

Chemicals – 3.41% – Continued
W.R. Grace Holdings, LLC,
Senior Secured First Lien Term Loan
7.438% (3 Month LIBOR USD + 3.75%,
0.500% Floor), 09/22/2028 (a)	$564,733	$530,143
		10,206,799
Commercial Services – 5.82%
AlixPartners, LLP,
Senior Secured First Lien Term Loan
5.865% (1 Month LIBOR USD + 2.75%,
0.500% Floor), 02/04/2028 (a)	649,495	625,428
Allied Universal Holdco, LLC,
Senior Secured First Lien Term Loan
6.784% (1 Month LIBOR USD + 3.75%,
0.500% Floor), 05/12/2028 (a)	2,022,294	1,783,411
American Auto Auction Group, LLC,
Senior Secured First Lien Term Loan
8.553% (3 Month SOFR USD + 5.00%,
0.750% Floor), 12/30/2027 (a)	886,303	824,261
Apex Group Treasury, LLC,
Senior Secured First Lien Term Loan
6.557% (3 Month LIBOR USD + 3.75%,
0.500% Floor), 07/27/2028 (a)	1,253,480	1,197,073
Camelot U.S. Acquisition 1 Co.
Senior Secured First Lien Term Loan
6.115% (1 Month LIBOR USD + 3.00%),
10/30/2026 (a)	783,575	760,216
Senior Secured First Lien Term Loan
6.115% (1 Month LIBOR USD + 3.00%,
1.000% Floor), 10/30/2026 (a)	2,189,484	2,121,971
Corelogic, Inc.,
Senior Secured First Lien Term Loan
6.625% (1 Month LIBOR USD + 3.50%,
0.500% Floor), 06/02/2028 (a)	1,221,766	925,488
Deerfield Dakota Holding, LLC,
Senior Secured First Lien Term Loan
6.784% (1 Month SOFR USD + 3.75%,
1.000% Floor), 04/09/2027 (a)	1,587,974	1,501,961

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2022

	Principal	Fair
	Amount	Value
BANK LOANS – 85.68% – Continued

Commercial Services – 5.82% – Continued
Dun & Bradstreet Corp.,
Senior Secured First Lien Term Loan
6.33% (1 Month LIBOR USD + 3.25%),
02/06/2026 (a)	$1,785,217	$1,730,098
EAB Global, Inc.,
Senior Secured First Lien Term Loan
6.306% (3 Month LIBOR USD + 3.50%,
0.500% Floor), 08/16/2028 (a)	497,659	467,534
Galaxy U.S. Opco, Inc.,
Senior Secured First Lien Term Loan
7.784% (1 Month SOFR USD + 4.75%,
0.500% Floor), 04/30/2029 (a)	357,000	336,473
Garda World Security Corp.
Senior Secured First Lien Term Loan
7.24% (1 Month LIBOR USD + 4.25%),
10/30/2026 (a)	575,876	543,394
Senior Secured First Lien Term Loan
7.05% (1 Month SOFR USD + 4.25%),
02/01/2029 (a)	500,000	467,083
GI Consilio Parent, LLC,
Senior Secured First Lien Term Loan
7.115% (1 Month LIBOR USD + 4.00%,
0.500% Floor), 05/12/2028 (a)	296,234	275,497
Indy U.S. BIDCO, LLC,
Senior Secured First Lien Term Loan
6.865% (1 Month LIBOR USD + 3.75%),
03/06/2028 (a)	839,263	757,082
INEOS U.S. Petrochem, LLC,
Senior Secured First Lien Term Loan
5.865% (1 Month LIBOR USD + 2.75%,
0.500% Floor), 01/29/2026 (a)	493,750	461,864
Pre-Paid Legal Services, Inc.,
Senior Secured First Lien Term Loan
6.82% (3 Month LIBOR USD + 3.75%,
0.500% Floor), 12/15/2028 (a)	709,435	675,517

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2022

	Principal	Fair
	Amount	Value
BANK LOANS – 85.68% – Continued

Commercial Services – 5.82% – Continued
Spin Holdco, Inc.,
Senior Secured First Lien Term Loan
7.144% (3 Month LIBOR USD + 4.00%,
0.750% Floor), 03/06/2028 (a)	$338,278	$298,108
Tempo Acquisition, LLC,
Senior Secured First Lien Term Loan
5.865% (1 Month LIBOR USD + 2.75%),
05/01/2024 (a)	189,802	188,694
Trans Union, LLC,
Senior Secured First Lien Term Loan
5.365% (1 Month LIBOR USD + 2.25%,
0.500% Floor), 12/01/2028 (a)	1,521,782	1,477,087
		17,418,240
Construction & Engineering – 1.91%
Amentum Government Services Holdings, LLC
Senior Secured First Lien Term Loan
7.674% (3 Month LIBOR USD + 4.00%),
02/01/2027 (a)	702,385	673,121
Senior Secured First Lien Term Loan
8.17% (6 Month LIBOR USD + 4.00%),
02/01/2027 (a)	233,083	223,371
Senior Secured First Lien Term Loan
7.206% (3 Month SOFR USD + 4.00%,
0.500% Floor), 02/15/2029 (a)	321,441	307,780
Senior Secured First Lien Term Loan
7.558% (6 Month SOFR USD + 4.00%,
0.500% Floor), 02/15/2029 (a)	361,847	346,468
American Residential Services, LLC,
Senior Secured First Lien Term Loan
7.174% (3 Month LIBOR USD + 3.50%,
0.750% Floor), 10/15/2027 (a)	667,118	640,433
Api Group DE, Inc.
Senior Secured First Lien Term Loan
5.615% (1 Month LIBOR USD + 2.50%),
10/01/2026 (a)	556,066	543,416

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2022

	Principal	Fair
	Amount	Value
BANK LOANS – 85.68% – Continued

Construction & Engineering – 1.91% – Continued
Api Group DE, Inc. – Continued
Senior Secured First Lien Term Loan
5.865% (1 Month LIBOR USD + 2.75%),
01/03/2029 (a)	$548,606	$535,461
Brand Industrial Services, Inc.
Senior Secured First Lien Term Loan
6.50% (3 Month LIBOR USD + 4.25%,
1.000% Floor), 06/21/2024 (a)	1,136	994
Senior Secured First Lien Term Loan
6.598% (3 Month LIBOR USD + 4.25%,
1.000% Floor), 06/21/2024 (a)	85,172	74,515
Senior Secured First Lien Term Loan
7.033% (3 Month LIBOR USD + 4.25%,
1.000% Floor), 06/21/2024 (a)	344,145	301,086
Centuri Group, Inc.,
Senior Secured First Lien Term Loan
5.57% (3 Month LIBOR USD + 2.50%,
0.500% Floor), 08/28/2028 (a)	671,192	650,113
Tecta America Corp.,
Senior Secured First Lien Term Loan
7.365% (1 Month LIBOR USD + 4.25%,
0.750% Floor), 04/06/2028 (a)	914,862	873,121
Tiger Acquisition, LLC,
Senior Secured First Lien Term Loan
6.365% (1 Month LIBOR USD + 3.25%,
0.500% Floor), 06/01/2028 (a)	589,050	547,678
		5,717,557
Consumer Discretionary – 1.47%
Champ Acquisition Corp.,
Senior Secured First Lien Term Loan
9.174% (3 Month LIBOR USD + 5.50%),
12/19/2025 (a)	170,489	165,978
Houghton Mifflin Harcourt Co.,
Senior Secured First Lien Term Loan
8.384% (1 Month SOFR USD + 5.25%,
0.500% Floor), 04/09/2029 (a)	1,225,000	1,119,345

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2022

	Principal	Fair
	Amount	Value
BANK LOANS – 85.68% – Continued

Consumer Discretionary – 1.47% – Continued
Learning Care Group (U.S.) No. 2, Inc.
Senior Secured First Lien Term Loan
6.019% (6 Month LIBOR USD + 3.25%,
1.000% Floor), 03/13/2025 (a)	$345,545	$327,749
Senior Secured First Lien Term Loan
6.056% (3 Month LIBOR USD + 3.25%,
1.000% Floor), 03/13/2025 (a)	86,386	81,937
Senior Secured First Lien Term Loan
6.924% (3 Month LIBOR USD + 3.25%,
1.000% Floor), 03/13/2025 (a)	21,812	20,689
Prometric Holdings, Inc.,
Senior Secured First Lien Term Loan
6.115% (1 Month LIBOR USD + 3.00%,
1.000% Floor), 01/29/2025 (a)	956,258	885,734
Renaissance Holding Corp.,
Senior Secured First Lien Term Loan
7.095% (1 Month SOFR USD + 4.50%,
0.500% Floor), 03/30/2029 (a)	736,392	708,162
Tory Burch, LLC,
Senior Secured First Lien Term Loan
6.115% (1 Month LIBOR USD + 3.00%,
0.500% Floor), 04/14/2028 (a)	370,313	340,225
Wand NewCo 3, Inc.,
Senior Secured First Lien Term Loan
6.115% (1 Month LIBOR USD + 3.00%),
02/05/2026 (a)	630,494	586,674
WW International, Inc.,
Senior Secured First Lien Term Loan
6.62% (1 Month LIBOR USD + 3.50%,
0.500% Floor), 04/13/2028 (a)	233,415	165,726
		4,402,219
Consumer Non-Discretionary – 0.24%
Kronos Acquisition Holdings, Inc.,
Senior Secured First Lien Term Loan
6.82% (3 Month LIBOR USD + 3.75%,
0.500% Floor), 12/22/2026 (a)	771,263	717,490

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2022

	Principal	Fair
	Amount	Value
BANK LOANS – 85.68% – Continued

Environmental Services – 1.31%
Belfor Holdings, Inc.,
Senior Secured First Lien Term Loan
7.115% (1 Month LIBOR USD + 4.00%),
04/06/2026 (a)	$499,038	$491,552
Brightview Landscapes, LLC,
Senior Secured First Lien Term Loan
6.284% (1 Month SOFR USD + 3.25%,
0.500% Floor), 04/20/2029 (a)	757,103	730,604
Covanta Holding Corp.
Senior Secured First Lien Term Loan
5.615% (1 Month LIBOR USD + 2.50%,
0.500% Floor), 11/30/2028 (a)	614,640	597,574
Senior Secured First Lien Term Loan
5.615% (1 Month LIBOR USD + 2.50%,
0.500% Floor), 11/30/2028 (a)	46,272	44,987
Strategic Materials Holdings Corp.,
Senior Secured First Lien Term Loan
6.532% (3 Month LIBOR USD + 3.75%,
1.000% Floor), 11/01/2024 (a)	904,875	681,769
WIN Waste Innovations Holdings, Inc.,
Senior Secured First Lien Term Loan
6.424% (3 Month LIBOR USD + 2.75%,
0.500% Floor), 03/24/2028 (a)	1,436,813	1,376,646
		3,923,132
Financials – Diversified – 1.57%
Blackstone Mortgage Trust, Inc.
Senior Secured First Lien Term Loan
5.365% (1 Month LIBOR USD + 2.25%),
04/23/2026 (a)	567,450	539,787
Senior Secured First Lien Term Loan
6.534% (1 Month SOFR USD + 3.50%,
0.500% Floor), 05/09/2029 (a)	768,075	737,352
Corporation Service Co.,
Senior Secured First Lien Term Loan
3.25%, 12/31/2029 (a)(g)	600,000	586,500

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2022

	Principal	Fair
	Amount	Value
BANK LOANS – 85.68% – Continued

Financials – Diversified – 1.57% – Continued
Focus Financial Partners, LLC,
Senior Secured First Lien Term Loan
5.115% (1 Month LIBOR USD + 2.00%),
07/03/2024 (a)	$605,993	$592,273
Option Care Health, Inc.,
Senior Secured First Lien Term Loan
5.865% (1 Month LIBOR USD + 2.75%,
0.500% Floor), 10/27/2028 (a)	770,180	754,776
Starwood Property Mortgage, LLC,
Senior Secured First Lien Term Loan
5.615% (1 Month LIBOR USD + 2.50%),
07/27/2026 (a)	460,750	446,928
VFH Parent, LLC,
Senior Secured First Lien Term Loan
6.118% (1 Month SOFR USD + 3.00%,
0.500% Floor), 01/12/2029 (a)	1,075,000	1,033,010
		4,690,626
Financials – Insurance – 2.92%
Acrisure, LLC
Senior Secured First Lien Term Loan
6.615% (1 Month LIBOR USD + 3.50%),
02/16/2027 (a)	638,023	585,119
Senior Secured First Lien Term Loan
7.365% (1 Month LIBOR USD + 4.25%,
0.500% Floor), 02/16/2027 (a)	263,013	247,889
AssuredPartners, Inc.
Senior Secured First Lien Term Loan
6.615% (1 Month LIBOR USD + 3.50%),
02/12/2027 (a)	638,558	605,832
Senior Secured First Lien Term Loan
6.615% (1 Month LIBOR USD + 3.50%,
0.500% Floor), 02/12/2027 (a)	360,438	342,079
Asurion, LLC
Senior Secured First Lien Term Loan
6.365% (1 Month LIBOR USD + 3.25%),
12/23/2026 (a)	3,373,893	2,869,935

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2022

	Principal	Fair
	Amount	Value
BANK LOANS – 85.68% – Continued

Financials – Insurance – 2.92% – Continued
Asurion, LLC – Continued
Senior Secured First Lien Term Loan
6.365% (1 Month LIBOR USD + 3.25%),
07/30/2027 (a)	$1,543,414	$1,306,499
Senior Secured Second Lien Term Loan
8.365% (1 Month LIBOR USD + 5.25%),
01/31/2028 (a)	340,000	257,975
Senior Secured Second Lien Term Loan
8.365% (1 Month LIBOR USD + 5.25%),
01/19/2029 (a)	820,000	631,400
HUB International, Ltd.,
Senior Secured First Lien Term Loan
5.982% (1 Month LIBOR USD + 3.25%,
0.750% Floor), 04/25/2025 (a)	1,967,184	1,898,706
		8,745,434
Food & Beverage – 1.33%
Froneri U.S., Inc.,
Senior Secured First Lien Term Loan
5.365% (1 Month LIBOR USD + 2.25%),
01/29/2027 (a)	635,375	601,303
H-Food Holdings, LLC
Senior Secured First Lien Term Loan
6.211% (1 Month LIBOR USD + 3.6875%),
05/23/2025 (a)	871,325	687,040
Senior Secured First Lien Term Loan
6.524% (1 Month LIBOR USD + 4.00%),
05/23/2025 (a)	120,313	96,952
Pegasus Bidco B.V.,
Senior Secured First Lien Term Loan
6.962% (3 Month SOFR USD + 4.25%,
0.500% Floor), 07/12/2029 (a)	991,000	949,705
Triton Water Holdings, Inc.,
Senior Secured First Lien Term Loan
7.174% (3 Month LIBOR USD + 3.50%,
0.500% Floor), 03/31/2028 (a)	1,819,250	1,641,618
		3,976,618

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2022

	Principal	Fair
	Amount	Value
BANK LOANS – 85.68% – Continued

Healthcare – Equipment & Supplies – 4.47%
athenahealth Group, Inc.
Senior Secured First Lien
Delayed-Draw Term Loan
4.50%, 02/15/2029 (a)(g)(i)	$275,217	$247,283
Senior Secured First Lien Term Loan
6.576% (1 Month SOFR USD + 3.50%,
0.500% Floor), 02/15/2029 (a)	1,619,723	1,455,321
Aveanna Healthcare, LLC
Senior Secured First Lien
Delayed-Draw Term Loan
6.802% (1 Month LIBOR USD + 3.75%,
0.500% Floor), 07/17/2028 (a)(i)	121,222	97,963
Senior Secured First Lien Term Loan
6.802% (1 Month LIBOR USD + 3.75%,
0.500% Floor), 07/17/2028 (a)	516,104	417,077
Azalea TopCo, Inc.
Senior Secured First Lien Term Loan
6.305%, 07/24/2026 (a)(g)	154,612	141,276
Senior Secured First Lien Term Loan
6.615% (1 Month LIBOR USD + 3.50%),
07/24/2026 (a)	221,000	201,663
Senior Secured First Lien Term Loan
6.865% (1 Month LIBOR USD + 3.75%,
0.750% Floor), 07/24/2026 (a)	109,968	100,689
Bausch & Lomb Corp.,
Senior Secured First Lien Term Loan
6.098% (1 Month SOFR USD + 3.25%,
0.500% Floor), 05/10/2027 (a)	759,098	707,623
Change Healthcare Holdings, Inc.
Senior Secured First Lien Term Loan
4.274% (Prime Rate + 1.75%,
1.000% Floor), 03/01/2024 (a)	215,388	214,999
Senior Secured First Lien Term Loan
5.024% (1 Month LIBOR USD + 2.50%,
1.000% Floor), 03/01/2024 (a)	1,344,212	1,341,786

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2022

	Principal	Fair
	Amount	Value
BANK LOANS – 85.68% – Continued

Healthcare – Equipment & Supplies – 4.47% – Continued
CHG Healthcare Services, Inc.,
Senior Secured First Lien Term Loan
6.365% (1 Month LIBOR USD + 3.25%,
0.500% Floor), 09/29/2028 (a)	$1,023,660	$985,590
Cvet Midco 2, LP,
Senior Secured First Lien Term Loan
8.784% (3 Month SOFR USD + 5.00%,
0.500% Floor), 10/15/2029 (a)	235,000	220,117
Embecta Corp.,
Senior Secured First Lien Term Loan
6.553% (3 Month SOFR USD + 3.00%,
0.500% Floor), 03/30/2029 (a)	409,334	398,589
Greatbatch, Ltd.,
Senior Secured First Lien Term Loan
5.615% (1 Month LIBOR USD + 2.50%,
0.500% Floor), 09/02/2028 (a)	742,500	729,692
Greenway Health, LLC,
Senior Secured First Lien Term Loan
6.87% (1 Month LIBOR USD + 3.75%,
1.000% Floor), 02/16/2024 (a)	615,875	548,640
Insulet Corp.,
Senior Secured First Lien Term Loan
6.365% (1 Month LIBOR USD + 3.25%,
0.500% Floor), 05/04/2028 (a)	770,250	752,600
Medline Borrower, LP,
Senior Secured First Lien Term Loan
6.365% (1 Month LIBOR USD + 3.25%,
0.500% Floor), 10/23/2028 (a)	1,756,175	1,618,148
Milano Acquisition Corp.,
Senior Secured First Lien Term Loan
7.674% (3 Month LIBOR USD + 4.00%,
0.750% Floor), 10/01/2027 (a)	929,829	888,452
MPH Acquisition Holdings, LLC,
Senior Secured First Lien Term Loan
7.32% (3 Month LIBOR USD + 4.25%,
0.500% Floor), 09/01/2028 (a)	853,380	791,113

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2022

	Principal	Fair
	Amount	Value
BANK LOANS – 85.68% – Continued

Healthcare – Equipment & Supplies – 4.47% – Continued
Navicure, Inc.,
Senior Secured First Lien Term Loan
7.115% (1 Month LIBOR USD + 4.00%),
10/22/2026 (a)	$1,579,972	$1,518,748
		13,377,369
Healthcare – Facilities – 3.06%
ADMI Corp.
Senior Secured First Lien Term Loan
5.899% (1 Month LIBOR USD + 3.375%,
0.500% Floor), 12/23/2027 (a)	643,318	569,340
Senior Secured First Lien Term Loan
6.274% (1 Month LIBOR USD + 3.75%,
0.500% Floor), 12/23/2027 (a)	643,500	574,324
Electron Bidco, Inc.,
Senior Secured First Lien Term Loan
6.115% (1 Month LIBOR USD + 3.00%,
0.500% Floor), 11/01/2028 (a)	1,399,965	1,330,092
Global Medical Response, Inc.
Senior Secured First Lien Term Loan
7.365% (1 Month LIBOR USD + 4.25%,
1.000% Floor), 03/14/2025 (a)	526,093	457,737
Senior Secured First Lien Term Loan
6.814% (1 Month LIBOR USD + 4.25%,
1.000% Floor), 10/02/2025 (a)	322,666	281,365
Heartland Dental, LLC
Senior Secured First Lien Term Loan
6.615% (1 Month LIBOR USD + 3.50%),
04/30/2025 (a)	804,970	744,094
Senior Secured First Lien Term Loan
7.084% (1 Month LIBOR USD + 4.00%),
04/30/2025 (a)	1,110,938	1,032,616
Pluto Acquisition I, Inc.,
Senior Secured First Lien Term Loan
6.076% (6 Month LIBOR USD + 4.00%),
06/22/2026 (a)	1,054,417	925,251

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2022

	Principal	Fair
	Amount	Value
BANK LOANS – 85.68% – Continued

Healthcare – Facilities – 3.06% – Continued
Premier Dental Services, Inc.
Senior Secured First Lien
Delayed-Draw Term Loan
7.282% (3 Month LIBOR USD + 4.50%,
0.750% Floor), 08/18/2028 (a)	$953	$861
Senior Secured First Lien
Delayed-Draw Term Loan
7.306% (3 Month LIBOR USD + 4.50%,
0.750% Floor), 08/18/2028 (a)	30,604	27,659
Senior Secured First Lien Term Loan
7.615% (1 Month LIBOR USD + 4.50%,
0.750% Floor), 08/18/2028 (a)	308,907	279,174
RegionalCare Hospital Partners Holdings, Inc.,
Senior Secured First Lien Term Loan
6.871% (1 Month LIBOR USD + 3.75%),
11/14/2025 (a)	500,000	466,160
Sotera Health Holdings, LLC,
Senior Secured First Lien Term Loan
5.865% (1 Month LIBOR USD + 2.75%,
0.500% Floor), 12/11/2026 (a)	1,136,000	1,005,360
U.S. Radiology Specialists, Inc.,
Senior Secured First Lien Term Loan
8.924% (3 Month LIBOR USD + 5.25%,
0.500% Floor), 12/15/2027 (a)	722,540	639,448
Vizient, Inc.,
Senior Secured First Lien Term Loan
5.368% (1 Month SOFR USD + 2.25%,
0.500% Floor), 04/27/2029 (a)	814,958	812,839
		9,146,320
Healthcare – Life Sciences – 2.30%
Avantor Funding, Inc.,
Senior Secured First Lien Term Loan
5.365% (1 Month LIBOR USD + 2.25%,
0.500% Floor), 11/08/2027 (a)	1,337,326	1,305,357

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2022

	Principal	Fair
	Amount	Value
BANK LOANS – 85.68% – Continued

Healthcare – Life Sciences – 2.30% – Continued
Cambrex Corp.,
Senior Secured First Lien Term Loan
6.634% (1 Month SOFR USD + 3.50%,
0.750% Floor), 12/04/2026 (a)	$1,523,006	$1,463,038
Curia Global, Inc.,
Senior Secured First Lien Term Loan
6.556% (1 Month LIBOR USD + 3.75%,
0.750% Floor), 08/31/2026 (a)	1,651,275	1,539,120
ICON Luxembourg S.A.R.L.,
Senior Secured First Lien Term Loan
5.938% (3 Month LIBOR USD + 2.25%,
0.500% Floor), 07/03/2028 (a)	1,082,971	1,060,976
Phoenix Newco, Inc.,
Senior Secured First Lien Term Loan
5.774% (1 Month LIBOR USD + 3.25%,
0.500% Floor), 11/15/2028 (a)	1,296,662	1,240,342
PRA Health Sciences, Inc.,
Senior Secured First Lien Term Loan
5.938% (3 Month LIBOR USD + 2.25%,
0.500% Floor), 07/03/2028 (a)	269,823	264,343
		6,873,176
Healthcare – Managed Health Care – 0.55%
Bella Holding Co., LLC,
Senior Secured First Lien Term Loan
6.865% (1 Month LIBOR USD + 3.75%,
0.750% Floor), 05/10/2028 (a)	456,390	427,485
Verscend Holding Corp.,
Senior Secured First Lien Term Loan
7.115% (1 Month LIBOR USD + 4.00%),
08/27/2025 (a)	1,262,026	1,227,320
		1,654,805
Healthcare – Pharmaceuticals & Biotechnology – 0.62%
Jazz Pharmaceuticals, Inc.,
Senior Secured First Lien Term Loan
6.615% (1 Month LIBOR USD + 3.50%,
0.500% Floor), 05/05/2028 (a)	605,694	586,602

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2022

	Principal	Fair
	Amount	Value
BANK LOANS – 85.68% – Continued

Healthcare – Pharmaceuticals & Biotechnology – 0.62% – Continued
Organon & Co.,
Senior Secured First Lien Term Loan
6.188% (3 Month LIBOR USD + 3.00%,
0.500% Floor), 06/02/2028 (a)	$1,288,807	$1,263,031
		1,849,633
Healthcare – REITs – 0.25%
AHP Health Partners, Inc.,
Senior Secured First Lien Term Loan
6.615% (1 Month LIBOR USD + 3.50%,
0.500% Floor), 08/24/2028 (a)	789,030	754,265

Industrial Machinery – 3.75%
AI Aqua Merger Sub, Inc.,,
Senior Secured First Lien Term Loan
6.345% (1 Month SOFR USD + 3.75%,
0.500% Floor), 07/31/2028 (a)	907,725	845,605
Ali Group North America Corp.,
Senior Secured First Lien Term Loan
5.149% (1 Month SOFR USD + 2.00%),
07/30/2029 (a)	608,511	588,582
ASP Blade Holdings, Inc.,
Senior Secured First Lien Term Loan
7.674% (3 Month LIBOR USD + 4.00%,
0.500% Floor), 10/13/2028 (a)	997,906	879,155
AZZ, Inc.
Senior Secured First Lien Term Loan
6.977% (3 Month SOFR USD + 4.25%,
0.500% Floor), 05/11/2029 (a)	430,306	420,086
Senior Secured First Lien Term Loan
7.384% (1 Month SOFR USD + 4.25%,
0.500% Floor), 05/11/2029 (a)	155,703	152,005
Brookfield WEC Holdings, Inc.,
Senior Secured First Lien Term Loan
5.865% (1 Month LIBOR USD + 2.75%,
0.500% Floor), 08/01/2025 (a)	1,700,829	1,630,474
The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2022

	Principal	Fair
	Amount	Value
BANK LOANS – 85.68% – Continued

Industrial Machinery – 3.75% – Continued
Clark Equipment Co.,
Senior Secured First Lien Term Loan
3.00% (3 Month SOFR USD + 2.50%,
0.500% Floor), 04/20/2029 (a)	$448,745	$440,261
Columbus McKinnon Corp.,
Senior Secured First Lien Term Loan
6.438% (3 Month LIBOR USD + 2.75%,
0.500% Floor), 05/15/2028 (a)	414,644	406,351
Conair Holdings, LLC,
Senior Secured First Lien Term Loan
6.00% (3 Month LIBOR USD + 3.75%,
0.500% Floor), 05/17/2028 (a)	609,994	517,351
CPM Holdings, Inc.
Senior Secured First Lien Term Loan
6.064% (1 Month LIBOR USD + 3.50%),
11/17/2025 (a)	424,485	410,954
Senior Secured Second Lien Term Loan
10.814% (1 Month LIBOR USD + 8.25%),
11/16/2026 (a)	219,444	210,667
Filtration Group Corp.,
Senior Secured First Lien Term Loan
6.615% (1 Month LIBOR USD + 3.50%,
0.500% Floor), 10/20/2028 (a)	1,585,090	1,509,133
Madison IAQ, LLC,
Senior Secured First Lien Term Loan
6.815% (3 Month LIBOR USD + 3.25%,
0.500% Floor), 06/21/2028 (a)	603,363	559,079
Penn Engineering & Manufacturing Corp.,
Senior Secured First Lien Term Loan
6.424% (3 Month LIBOR USD + 2.75%,
1.000% Floor), 06/27/2024 (a)	585,815	569,705
Pro Mach Group, Inc.,
Senior Secured First Lien Term Loan
7.115% (1 Month LIBOR USD + 4.00%,
1.000% Floor), 08/31/2028 (a)	979,873	936,745

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2022

	Principal	Fair
	Amount	Value
BANK LOANS – 85.68% – Continued

Industrial Machinery – 3.75% – Continued
TK Elevator Midco GMBH,
Senior Secured First Lien Term Loan
6.871% (6 Month LIBOR USD + 3.50%,
0.500% Floor), 07/30/2027 (a)	$613,783	$589,744
Vertiv Group Corp.,
Senior Secured First Lien Term Loan
5.303% (1 Month LIBOR USD + 2.75%),
03/02/2027 (a)	577,439	550,886
		11,216,783
Leisure – Casinos & Gaming – 3.02%
Aristocrat Technologies, Inc.,
Senior Secured First Lien Term Loan
5.803% (3 Month SOFR USD + 2.25%,
0.500% Floor), 05/24/2029 (a)	224,143	222,349
Bally’s Corp.,
Senior Secured First Lien Term Loan
5.935% (1 Month LIBOR USD + 3.25%,
0.500% Floor), 10/02/2028 (a)	420,937	381,327
Entain Holdings (Gibraltar), Ltd.,
Senior Secured First Lien Term Loan
6.174% (3 Month LIBOR USD + 2.50%,
0.500% Floor), 03/29/2027 (a)	737,663	720,143
Everi Holdings, Inc.,
Senior Secured First Lien Term Loan
5.615% (1 Month LIBOR USD + 2.50%,
0.500% Floor), 08/03/2028 (a)	460,350	444,072
Fertitta Entertainment, LLC,
Senior Secured First Lien Term Loan
7.034% (1 Month SOFR USD + 4.00%,
0.500% Floor), 01/29/2029 (a)	1,057,543	984,065
Golden Entertainment, Inc.,
Senior Secured First Lien Term Loan
6.09% (1 Month LIBOR USD + 3.00%,
0.750% Floor), 10/21/2024 (a)	459,929	456,307

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2022

	Principal	Fair
	Amount	Value
BANK LOANS – 85.68% – Continued

Leisure – Casinos & Gaming – 3.02% – Continued
Penn National Gaming, Inc.,
Senior Secured First Lien Term Loan
5.884% (1 Month SOFR USD + 2.75%,
0.500% Floor), 05/03/2029 (a)	$1,509,816	$1,455,085
Scientific Games International, Inc.,
Senior Secured First Lien Term Loan
5.906% (1 Month SOFR USD + 3.00%,
0.500% Floor), 04/16/2029 (a)	865,830	843,318
Stars Group Holdings B.V.
Senior Secured First Lien Term Loan
5.892% (3 Month LIBOR USD + 2.25%),
07/21/2026 (a)	3,141,144	3,028,063
Senior Secured First Lien Term Loan
6.781% (3 Month SOFR USD + 3.25%,
0.500% Floor), 07/21/2028 (a)	510,000	498,683
		9,033,412
Leisure – Hotels – 1.71%
Alterra Mountain Co.,
Senior Secured First Lien Term Loan
6.615% (1 Month LIBOR USD + 3.50%,
0.500% Floor), 08/17/2028 (a)	1,814,053	1,763,033
Carnival Corp.,
Senior Secured First Lien Term Loan
6.127% (6 Month LIBOR USD + 3.25%,
0.750% Floor), 10/18/2028 (a)	487,318	430,058
Herschend Entertainment Co., LLC,
Senior Secured First Lien Term Loan
6.88% (1 Month LIBOR USD + 3.75%,
0.500% Floor), 08/28/2028 (a)	1,191,717	1,167,143
Hilton Grand Vacations Borrower, LLC,
Senior Secured First Lien Term Loan
5.524% (1 Month LIBOR USD + 3.00%,
0.500% Floor), 08/02/2028 (a)	439,560	426,305
Lakeland Tours, LLC
Senior Secured First Lien Term Loan
8.806% (1 Month LIBOR USD + 6.00%,
1.250% Floor), 09/25/2025 (a)	237,832	198,987

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2022

	Principal	Fair
	Amount	Value
BANK LOANS – 85.68% – Continued

Leisure – Hotels – 1.71% – Continued
Lakeland Tours, LLC – Continued
Senior Unsecured First Lien Term Loan
13.25% PIK, 09/27/2027	$292,892	$196,237
United PF Holdings, LLC,
Senior Secured First Lien Term Loan
7.674% (3 Month LIBOR USD + 4.00%),
12/30/2026 (a)	1,041,659	923,171
		5,104,934
Leisure – Restaurants – 1.46%
Dave & Buster’s, Inc.,
Senior Secured First Lien Term Loan
8.188% (1 Month SOFR USD + 5.00%,
0.500% Floor), 06/29/2029 (a)	547,000	534,351
IRB Holding Corp.
Senior Secured First Lien Term Loan
5.274% (1 Month LIBOR USD + 2.75%,
1.000% Floor), 02/05/2025 (a)	736,598	713,461
Senior Secured First Lien Term Loan
5.695% (1 Month SOFR USD + 3.00%,
0.750% Floor), 12/15/2027 (a)	1,293,526	1,215,106
Tacala, LLC,
Senior Secured First Lien Term Loan
6.615% (1 Month LIBOR USD + 3.50%,
0.750% Floor), 02/05/2027 (a)	1,135,698	1,064,109
Whatabrands, LLC,
Senior Secured First Lien Term Loan
6.365% (1 Month LIBOR USD + 3.25%,
0.500% Floor), 08/03/2028 (a)	904,168	839,180
		4,366,207
Media – Broadcasting – 2.31%
Diamond Sports Group, LLC,
Senior Secured Second Lien Term Loan
5.945% (1 Month SOFR USD + 3.25%),
08/24/2026 (a)	668,573	133,474
EW Scripps Co.
Senior Secured First Lien Term Loan
5.678% (1 Month LIBOR USD + 2.5625%,
0.750% Floor), 05/01/2026 (a)	867,140	840,359

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2022

	Principal	Fair
	Amount	Value
BANK LOANS – 85.68% – Continued

Media – Broadcasting – 2.31% – Continued
EW Scripps Co. – Continued
Senior Secured First Lien Term Loan
5.865% (1 Month LIBOR USD + 2.75%,
0.750% Floor), 01/07/2028 (a)	$993,623	$963,372
Gray Television, Inc.,
Senior Secured First Lien Term Loan
5.564% (1 Month LIBOR USD + 3.00%),
12/01/2028 (a)	1,731,913	1,686,294
Hubbard Radio, LLC,
Senior Secured First Lien Term Loan
7.37% (1 Month LIBOR USD + 4.25%,
1.000% Floor), 03/28/2025 (a)	492,247	432,355
Learfield Communications, LLC,
Senior Secured First Lien Term Loan
6.37% (1 Month LIBOR USD + 3.25%,
1.000% Floor), 12/01/2023 (a)	733,450	607,389
Nexstar Broadcasting, Inc.,
Senior Secured First Lien Term Loan
5.615% (1 Month LIBOR USD + 2.50%),
09/18/2026 (a)	771,819	763,136
Sinclair Television Group, Inc.,
Senior Secured First Lien Term Loan
5.62% (1 Month LIBOR USD + 2.50%),
09/30/2026 (a)	916,650	870,817
Univision Communications, Inc.
Senior Secured First Lien Term Loan
5.274% (1 Month LIBOR USD + 2.75%,
1.000% Floor), 03/15/2024 (a)	107,264	106,561
Senior Secured First Lien Term Loan
6.254% (3 Month SOFR USD + 4.25%,
0.500% Floor), 06/25/2029 (a)	521,693	509,954
		6,913,711
Media – Cable & Satellite – 4.65%
Connect U.S. Finco, LLC,
Senior Secured First Lien Term Loan
6.03% (1 Month LIBOR USD + 3.50%,
1.000% Floor), 12/11/2026 (a)	2,654,536	2,478,685

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2022

	Principal	Fair
	Amount	Value
BANK LOANS – 85.68% – Continued

Media – Cable & Satellite – 4.65% – Continued
Coral-U.S. Co-Borrower, LLC,
Senior Secured First Lien Term Loan
5.068% (1 Month LIBOR USD + 2.25%),
01/31/2028 (a)	$585,000	$564,233
DIRECTV Financing, LLC,
Senior Secured First Lien Term Loan
8.115% (1 Month LIBOR USD + 5.00%,
0.750% Floor), 08/02/2027 (a)	1,457,528	1,361,426
Iridium Satellite, LLC,
Senior Secured First Lien Term Loan
5.615% (1 Month LIBOR USD + 2.50%,
0.750% Floor), 11/04/2026 (a)	587,677	572,865
Maxar Technologies, Ltd.,
Senior Secured First Lien Term Loan
7.384% (1 Month SOFR USD + 4.25%,
0.500% Floor), 06/14/2029 (a)	1,363,583	1,284,611
Radiate Holdco, LLC,
Senior Secured First Lien Term Loan
6.365% (1 Month LIBOR USD + 3.25%,
0.750% Floor), 09/25/2026 (a)	968,257	898,063
Telenet Financing USD, LLC,
Senior Secured First Lien Term Loan
4.818% (1 Month LIBOR USD + 2.00%),
04/28/2028 (a)	2,230,000	2,121,288
Telesat Canada,
Senior Secured First Lien Term Loan
5.87% (1 Month LIBOR USD + 2.75%),
12/07/2026 (a)	1,292,907	702,210
UPC Financing Partnership,
Senior Secured First Lien Term Loan
5.068% (1 Month LIBOR USD + 2.25%),
04/28/2028 (a)	765,000	730,575
Virgin Media Bristol, LLC,
Senior Secured First Lien Term Loan
5.318% (1 Month LIBOR USD + 2.50%),
01/31/2028 (a)	1,035,000	990,293

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2022

	Principal	Fair
	Amount	Value
BANK LOANS – 85.68% – Continued

Media – Cable & Satellite – 4.65% – Continued
WideOpenWest Finance, LLC,
Senior Secured First Lien Term Loan
6.489% (3 Month SOFR USD + 3.00%,
0.500% Floor), 12/20/2028 (a)	$739,413	$721,585
Xplornet Communications, Inc.,
Senior Secured First Lien Term Loan
7.115% (1 Month LIBOR USD + 4.00%,
0.500% Floor), 10/02/2028 (a)	1,670,165	1,478,305
		13,904,139
Media – Diversified – 1.90%
ABG Intermediate Holdings 2, LLC,
Senior Secured First Lien Term Loan
6.365% (1 Month LIBOR USD + 3.25%,
0.750% Floor), 09/27/2024 (a)	2,195,379	2,148,178
Arches Buyer, Inc.,
Senior Secured First Lien Term Loan
6.365% (1 Month LIBOR USD + 3.25%,
0.500% Floor), 12/06/2027 (a)	1,318,169	1,190,886
Buzz Finco, LLC,
Senior Secured First Lien Term Loan
5.865% (1 Month LIBOR USD + 2.75%),
01/29/2027 (a)	614,250	592,751
Dotdash Meredith, Inc.,
Senior Secured First Lien Term Loan
6.612% (1 Month SOFR USD + 4.00%,
0.500% Floor), 12/01/2028 (a)	531,867	477,351
Getty Images, Inc.,
Senior Secured First Lien Term Loan
7.625% (1 Month LIBOR USD + 4.50%),
02/19/2026 (a)	918,503	913,580
Red Ventures, LLC,
Senior Secured First Lien Term Loan
5.615% (1 Month LIBOR USD + 2.50%),
11/08/2024 (a)	363,839	351,219
		5,673,965

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2022

	Principal	Fair
	Amount	Value
BANK LOANS – 85.68% – Continued

Media – Entertainment – 3.92%
CDS U.S. Intermediate Holdings, Inc.,
Senior Secured First Lien Term Loan
9.642% (3 Month LIBOR USD + 6.00%,
1.000% Floor), 11/24/2025 (a)	$642,873	$634,567
Cirque Du Soleil Holding
Senior Secured Second Lien Term Loan
3.232% (3 Month LIBOR USD + 1.00%,
1.000% Floor), 11/24/2027 (a)	156,102	152,444
Senior Secured Second Lien Term Loan
4.642% (3 Month LIBOR USD + 1.00%,
1.000% Floor), 11/24/2027 (a)	230,195	224,800
Creative Artists Agency, LLC
Senior Secured First Lien Term Loan
6.865% (1 Month LIBOR USD + 3.75%),
11/26/2026 (a)	1,048,514	1,035,953
Senior Secured First Lien Term Loan
7.284% (1 Month SOFR USD + 4.25%,
1.000% Floor), 11/27/2026 (a)	174,563	173,035
Crown Finance U.S., Inc.
Senior Secured First Lien
Delayed-Draw Term Loan
12.748%, 09/07/2023 (a)(g)(i)	56,742	57,964
Senior Secured First Lien Term Loan
12.783% (1 Month SOFR USD + 10.00%),
09/07/2023 (a)	675,234	689,772
Senior Secured First Lien Term Loan
7.00%, 05/23/2024	340,965	406,388
Senior Secured First Lien Term Loan
4.25% (6 Month LIBOR USD + 2.75%,
1.000% Floor), 09/30/2026 (a)(j)	1,489,347	633,442
Delta 2 (Lux) S.A.R.L.,
Senior Secured First Lien Term Loan
5.615% (1 Month LIBOR USD + 2.50%,
1.000% Floor), 02/01/2024 (a)	925,000	916,078
Lions Gate Capital Holdings, LLC,
Senior Secured First Lien Term Loan
5.365% (1 Month LIBOR USD + 2.25%),
03/24/2025 (a)	431,091	417,080

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2022

	Principal	Fair
	Amount	Value
BANK LOANS – 85.68% – Continued

Media – Entertainment – 3.92% – Continued
Nascar Holdings, LLC,
Senior Secured First Lien Term Loan
5.615% (1 Month LIBOR USD + 2.50%),
10/19/2026 (a)	$465,245	$458,774
Playtika Holding Corp.,
Senior Secured First Lien Term Loan
5.865% (1 Month LIBOR USD + 2.75%),
03/13/2028 (a)	2,391,307	2,296,611
UFC Holdings, LLC,
Senior Secured First Lien Term Loan
5.52% (3 Month LIBOR USD + 2.75%,
0.750% Floor), 04/29/2026 (a)	1,372,477	1,322,725
William Morris Endeavor Entertainment, LLC,
Senior Secured First Lien Term Loan
5.87% (1 Month LIBOR USD + 2.75%),
05/16/2025 (a)	1,899,102	1,817,203
WMG Acquisition Corp.,
Senior Secured First Lien Term Loan
5.24% (1 Month LIBOR USD + 2.125%),
01/20/2028 (a)	498,077	483,446
		11,720,282
Metals & Mining – 0.44%
Atkore International, Inc.,
Senior Secured First Lien Term Loan
6.25% (6 Month LIBOR USD + 2.00%,
0.500% Floor), 05/26/2028 (a)	386,988	385,778
GrafTech Finance, Inc.,
Senior Secured First Lien Term Loan
6.115% (1 Month LIBOR USD + 3.00%,
0.500% Floor), 02/12/2025 (a)	205,729	192,871
Grinding Media, Inc.
Senior Secured First Lien Term Loan
7.144% (3 Month LIBOR USD + 4.00%,
0.750% Floor), 10/12/2028 (a)	286,565	256,476
Senior Secured First Lien Term Loan
7.702% (3 Month LIBOR USD + 4.00%,
0.750% Floor), 10/12/2028 (a)	180,472	161,522

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2022

	Principal	Fair
	Amount	Value
BANK LOANS – 85.68% – Continued

Metals & Mining – 0.44% – Continued
Grinding Media, Inc. – Continued
Senior Secured First Lien Term Loan
7.702% (6 Month LIBOR USD + 4.00%,
0.750% Floor), 10/12/2028 (a)	$360,603	$322,740
		1,319,387
Midstream – Storage & Transport – 1.46%
Buckeye Partners, LP,
Senior Secured First Lien Term Loan
5.365% (1 Month LIBOR USD + 2.25%),
11/02/2026 (a)	677,716	662,044
DT Midstream, Inc.,
Senior Secured First Lien Term Loan
5.125% (1 Month LIBOR USD + 2.00%,
0.500% Floor), 06/26/2028 (a)	229,614	230,084
ITT Holdings, LLC,
Senior Secured First Lien Term Loan
5.865% (1 Month LIBOR USD + 2.75%,
0.500% Floor), 07/10/2028 (a)	574,200	549,797
Northriver Midstream Finance, LP,
Senior Secured First Lien Term Loan
5.527% (3 Month LIBOR USD + 3.25%),
10/01/2025 (a)	724,800	707,651
Oryx Midstream Services Permian Basin, LLC,
Senior Secured First Lien Term Loan
6.211% (3 Month LIBOR USD + 3.25%,
0.500% Floor), 10/05/2028 (a)	1,280,298	1,244,693
TransMontaigne Operating Co., LP
Senior Secured First Lien Term Loan
6.493% (1 Month LIBOR USD + 3.50%,
0.500% Floor), 11/17/2028 (a)	514,611	489,205
Senior Secured First Lien Term Loan
6.552% (1 Month LIBOR USD + 3.50%,
0.500% Floor), 11/17/2028 (a)	514,612	489,205
		4,372,679

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2022

	Principal	Fair
	Amount	Value
BANK LOANS – 85.68% – Continued

Oil & Gas – Equipment & Services – 0.13%
U.S. Silica Co.,
Senior Secured First Lien Term Loan
7.125% (1 Month LIBOR USD + 4.00%,
1.000% Floor), 05/01/2025 (a)	$400,851	$386,320

Oil & Gas Exploration & Production – 0.20%
Southwestern Energy Co.,
Senior Secured First Lien Term Loan
6.203% (3 Month SOFR USD + 2.50%,
0.500% Floor), 06/22/2027 (a)	594,508	587,448

Packaging – 2.09%
Clydesdale Acquisition Holdings, Inc.,
Senior Secured First Lien Term Loan
7.309% (1 Month SOFR USD + 4.175%,
0.500% Floor), 04/13/2029 (a)	624,435	590,787
LABL, Inc.,
Senior Secured First Lien Term Loan
8.115% (1 Month LIBOR USD + 5.00%,
0.500% Floor), 10/30/2028 (a)	831,715	754,524
Mauser Packaging Solutions Holding Co.,
Senior Secured First Lien Term Loan
5.814% (1 Month LIBOR USD + 3.25%),
04/03/2024 (a)	1,591,585	1,489,135
Plastipak Packaging, Inc.,
Senior Secured First Lien Term Loan
5.625% (1 Month LIBOR USD + 2.50%,
0.500% Floor), 12/01/2028 (a)	494,064	479,119
Pregis Topco, LLC
Senior Secured First Lien Term Loan
6.806% (3 Month LIBOR USD + 4.00%),
07/31/2026 (a)	530,013	506,162
Senior Secured First Lien Term Loan
6.806% (3 Month LIBOR USD + 4.00%,
0.500% Floor), 07/31/2026 (a)	544,500	518,636
RLG Holdings, LLC,
Senior Secured First Lien Term Loan
7.115% (1 Month LIBOR USD + 4.00%,
0.750% Floor), 07/07/2028 (a)	583,590	550,518

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2022

	Principal	Fair
	Amount	Value
BANK LOANS – 85.68% – Continued

Packaging – 2.09% – Continued
Sabert Corp.,
Senior Secured First Lien Term Loan
7.625% (1 Month LIBOR USD + 4.50%,
1.000% Floor), 12/10/2026 (a)	$508,345	$488,011
Trident TPI Holdings, Inc.
Senior Secured First Lien
Delayed-Draw Term Loan
7.674% (3 Month LIBOR USD + 4.00%,
0.500% Floor), 09/15/2028 (a)(i)	114,993	109,229
Senior Secured First Lien Term Loan
7.674% (3 Month LIBOR USD + 4.00%,
0.500% Floor), 09/15/2028 (a)	807,194	766,734
		6,252,855
Retail – Food & Drug – 0.47%
BJ’s Wholesale Club, Inc.,
Senior Secured First Lien Term Loan
4.773% (1 Month LIBOR USD + 2.00%),
02/02/2024 (a)	1,007,386	1,008,106
JP Intermediate B, LLC,
Senior Secured First Lien Term Loan
8.306% (3 Month LIBOR USD + 5.50%,
1.000% Floor), 11/20/2025 (a)	526,501	400,009
		1,408,115
Retailing – 1.89%
Autokiniton U.S. Holdings, Inc.,
Senior Secured First Lien Term Loan
7.185% (1 Month LIBOR USD + 4.50%,
0.500% Floor), 04/06/2028 (a)	664,588	613,913
Belron Finance U.S., LLC,
Senior Secured First Lien Term Loan
5.375% (3 Month LIBOR USD + 2.50%,
0.500% Floor), 04/13/2028 (a)	1,206,948	1,175,639
Great Outdoors Group, LLC,
Senior Secured First Lien Term Loan
6.865% (1 Month LIBOR USD + 3.75%,
0.750% Floor), 03/06/2028 (a)	1,152,560	1,069,000

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2022

	Principal	Fair
	Amount	Value
BANK LOANS – 85.68% – Continued

Retailing – 1.89% – Continued
Harbor Freight Tools U.S.A., Inc.,
Senior Secured First Lien Term Loan
5.865% (1 Month LIBOR USD + 2.75%,
0.500% Floor), 10/19/2027 (a)	$492,225	$447,248
Hoya Midco, LLC,
Senior Secured First Lien Term Loan
6.284% (1 Month SOFR USD + 3.25%,
0.500% Floor), 01/26/2029 (a)	563,078	540,555
Michaels Cos., Inc.,
Senior Secured First Lien Term Loan
7.924% (3 Month LIBOR USD + 4.25%,
0.750% Floor), 04/14/2028 (a)	584,600	473,526
Pug, LLC,
Senior Secured First Lien Term Loan
6.615% (1 Month LIBOR USD + 3.50%),
02/12/2027 (a)	914,150	799,881
Restoration Hardware, Inc.,
Senior Secured First Lien Term Loan
5.615% (1 Month LIBOR USD + 2.50%,
0.500% Floor), 10/20/2028 (a)	499,453	443,951
Sally Holdings, LLC,
Senior Secured First Lien Term Loan
5.37% (1 Month LIBOR USD + 2.25%),
07/05/2024 (a)	93,949	92,657
		5,656,370
Technology – Software & Services – 13.30%
Access CIG, LLC
Senior Secured First Lien Term Loan
6.82% (3 Month LIBOR USD + 3.75%),
02/27/2025 (a)	1,906,667	1,830,877
Senior Secured Second Lien Term Loan
10.82% (3 Month LIBOR USD + 7.75%),
02/27/2026 (a)	616,742	588,218
Almonde, Inc.,
Senior Secured First Lien Term Loan
6.871% (6 Month LIBOR USD + 3.50%,
1.000% Floor), 06/13/2024 (a)	2,989,097	2,609,481

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2022

	Principal	Fair
	Amount	Value
BANK LOANS – 85.68% – Continued

Technology – Software & Services – 13.30% – Continued
Barracuda Parent, LLC,
Senior Secured First Lien Term Loan
7.534% (1 Month SOFR USD + 4.50%,
0.500% Floor), 08/15/2029 (a)	$1,040,000	$981,500
Boxer Parent Co., Inc.,
Senior Secured First Lien Term Loan
6.865% (1 Month LIBOR USD + 3.75%),
10/02/2025 (a)	792,489	753,170
CCC Information Services, Inc.,
Senior Secured First Lien Term Loan
4.365% (1 Month LIBOR USD + 1.25%,
0.500% Floor), 09/21/2028 (a)	621,305	603,700
Central Parent, Inc.,
Senior Secured First Lien Term Loan
6.61% (3 Month SOFR USD + 4.50%,
0.500% Floor), 07/06/2029 (a)	955,000	922,229
CommerceHub, Inc.,
Senior Secured First Lien Term Loan
7.115% (3 Month LIBOR USD + 4.00%,
0.750% Floor), 12/29/2027 (a)	665,153	600,300
Connectwise, LLC,
Senior Secured First Lien Term Loan
7.174% (3 Month LIBOR USD + 3.50%,
0.500% Floor), 09/29/2028 (a)	1,162,839	1,090,162
Dawn Acquisition, LLC,
Senior Secured First Lien Term Loan
7.424% (3 Month LIBOR USD + 3.75%),
12/31/2025 (a)	485,008	359,330
DCert Buyer, Inc.,
Senior Secured First Lien Term Loan
6.903% (3 Month SOFR USD + 4.00%),
10/16/2026 (a)	1,044,834	999,702
Dynatrace, LLC,
Senior Secured First Lien Term Loan
5.365% (1 Month LIBOR USD + 2.25%),
08/22/2025 (a)	263,485	260,224

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2022

	Principal	Fair
	Amount	Value
BANK LOANS – 85.68% – Continued

Technology – Software & Services – 13.30% – Continued
E2Open, LLC,
Senior Secured First Lien Term Loan
6.644% (3 Month LIBOR USD + 3.50%,
0.500% Floor), 02/04/2028 (a)	$815,154	$782,548
EagleView Technology Corp.,
Senior Secured First Lien Term Loan
7.174% (3 Month LIBOR USD + 3.50%),
08/14/2025 (a)	856,625	795,458
Ensono, LP,
Senior Secured First Lien Term Loan
6.865% (1 Month LIBOR USD + 3.75%,
0.750% Floor), 05/19/2028 (a)	774,818	681,840
Greeneden U.S. Holdings II, LLC,
Senior Secured First Lien Term Loan
7.115% (1 Month LIBOR USD + 4.00%,
0.750% Floor), 12/01/2027 (a)	557,787	532,636
Hyland Software, Inc.,
Senior Secured First Lien Term Loan
6.615% (1 Month LIBOR USD + 3.50%,
0.750% Floor), 07/01/2024 (a)	2,784,346	2,703,432
Intrado Corp.
Senior Secured First Lien Term Loan
6.615% (1 Month LIBOR USD + 3.50%,
1.000% Floor), 10/10/2024 (a)	227,024	193,555
Senior Secured First Lien Term Loan
7.115% (1 Month LIBOR USD + 4.00%,
1.000% Floor), 10/10/2024 (a)	482,673	416,421
McAfee Corp.,
Senior Secured First Lien Term Loan
6.362% (1 Month SOFR USD + 3.75%,
0.500% Floor), 03/01/2029 (a)	1,891,458	1,730,342
Mitchell International, Inc.,
Senior Secured First Lien Term Loan
6.734% (3 Month LIBOR USD + 3.75%,
0.500% Floor), 10/16/2028 (a)	2,004,925	1,822,477

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2022

	Principal	Fair
	Amount	Value
BANK LOANS – 85.68% – Continued

Technology – Software & Services – 13.30% – Continued
Moneygram International, Inc.,
Senior Secured First Lien Term Loan
6.00% (6 Month LIBOR USD + 4.50%,
0.500% Floor), 07/21/2026 (a)	$195,603	$192,098
NAB Holdings, LLC,
Senior Secured First Lien Term Loan
6.703% (3 Month SOFR USD + 3.00%,
0.500% Floor), 11/24/2028 (a)	501,904	478,299
N-Able International Holdings II, LLC,
Senior Secured First Lien Term Loan
6.07% (3 Month LIBOR USD + 3.00%,
0.500% Floor), 07/19/2028 (a)	507,870	492,634
NortonLifeLock, Inc.,
Senior Secured First Lien Term Loan
4.848% (1 Month SOFR USD + 2.00%,
0.500% Floor), 09/12/2029 (a)	1,515,000	1,459,703
Optiv Security, Inc.,
Senior Secured First Lien Term Loan
7.42% (6 Month LIBOR USD + 3.25%,
1.000% Floor), 02/01/2024 (a)	3,155,142	3,028,937
Ping Identity Corp.,
Senior Secured First Lien Term Loan
6.884% (1 Month SOFR USD + 3.75%,
0.500% Floor), 11/22/2028 (a)	785,933	782,985
Project Alpha Intermediate Holding, Inc.,
Senior Secured First Lien Term Loan
7.12% (1 Month LIBOR USD + 4.00%),
04/26/2024 (a)	2,328,089	2,247,700
Proofpoint, Inc.,
Senior Secured First Lien Term Loan
6.32% (3 Month LIBOR USD + 3.25%,
0.500% Floor), 08/31/2028 (a)	1,440,118	1,355,907
RealPage, Inc.,
Senior Secured First Lien Term Loan
5.524% (1 Month LIBOR USD + 3.00%,
0.500% Floor), 04/24/2028 (a)	1,210,017	1,136,744

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2022

	Principal	Fair
	Amount	Value
BANK LOANS – 85.68% – Continued

Technology – Software & Services – 13.30% – Continued
Rocket Software, Inc.
Senior Secured First Lien Term Loan
7.365% (1 Month LIBOR USD + 4.25%),
11/28/2025 (a)	$331,700	$318,044
Senior Secured First Lien Term Loan
7.365% (1 Month LIBOR USD + 4.25%,
0.500% Floor), 11/28/2025 (a)	217,086	208,811
SolarWinds Holdings, Inc.,
Senior Secured First Lien Term Loan
5.865% (1 Month LIBOR USD + 2.75%),
02/05/2024 (a)	645,000	634,777
SS&C Technologies, Inc.
Senior Secured First Lien Term Loan
5.384% (1 Month SOFR USD + 2.25%,
0.500% Floor), 03/22/2029 (a)	610,421	595,161
Senior Secured First Lien Term Loan
5.384% (1 Month SOFR USD + 2.25%,
0.500% Floor), 03/22/2029 (a)	432,300	421,493
TIBCO Software, Inc.,
Senior Secured First Lien Term Loan
8.153% (3 Month SOFR USD + 4.50%,
0.500% Floor), 03/30/2029 (a)	450,000	404,919
TierPoint, LLC,
Senior Secured First Lien Term Loan
6.865% (1 Month LIBOR USD + 3.75%,
0.750% Floor), 05/05/2026 (a)	434,840	413,281
UKG, Inc.
Senior Secured First Lien Term Loan
5.535% (3 Month LIBOR USD + 3.25%,
0.500% Floor), 05/04/2026 (a)	977,200	932,415
Senior Secured First Lien Term Loan
6.865% (1 Month LIBOR USD + 3.75%),
05/04/2026 (a)	726,530	694,744
VM Consolidated, Inc.,
Senior Secured First Lien Term Loan
6.127% (6 Month LIBOR USD + 3.25%),
03/24/2028 (a)	659,165	644,664

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2022

	Principal	Fair
	Amount	Value
BANK LOANS – 85.68% – Continued

Technology – Software & Services – 13.30% – Continued
VS Buyer, LLC,
Senior Secured First Lien Term Loan
6.115% (1 Month LIBOR USD + 3.00%),
02/26/2027 (a)	$457,000	$443,861
WEX, Inc.,
Senior Secured First Lien Term Loan
5.365% (1 Month LIBOR USD + 2.25%),
03/31/2028 (a)	706,245	686,989
Zelis Cost Management Buyer, Inc.,
Senior Secured First Lien Term Loan
6.064% (1 Month LIBOR USD + 3.50%),
09/30/2026 (a)	987,437	954,111
		39,785,879
Technology Hardware – 1.27%
EOS U.S. Finco, LLC,
Senior Secured First Lien Term Loan
9.612% (3 Month SOFR USD + 6.00%,
0.500% Floor), 08/03/2029 (a)	422,266	402,736
II-VI, Inc.,
Senior Secured First Lien Term Loan
5.314% (1 Month LIBOR USD + 2.75%,
0.500% Floor), 06/29/2029 (a)	941,000	913,556
Ingram Micro, Inc.,
Senior Secured First Lien Term Loan
7.174% (3 Month LIBOR USD + 3.50%,
0.500% Floor), 06/30/2028 (a)	533,250	520,585
MKS Instruments, Inc.,
Senior Secured First Lien Term Loan
5.868% (1 Month SOFR USD + 2.75%,
0.500% Floor), 08/17/2029 (a)	1,287,000	1,259,329
Presidio Holdings, Inc.
Senior Secured First Lien Term Loan
6.31% (3 Month LIBOR USD + 3.50%),
01/22/2027 (a)	693,576	672,769

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2022

	Principal	Fair
	Amount	Value
BANK LOANS – 85.68% – Continued

Technology Hardware – 1.27% – Continued
Presidio Holdings, Inc. – Continued
Senior Secured First Lien Term Loan
6.62% (1 Month LIBOR USD + 3.50%),
01/22/2027 (a)	$30,752	$29,829
		3,798,804
Telecommunication Services – Diversified – 3.15%
Cablevision Lightpath, LLC,
Senior Secured First Lien Term Loan
6.068% (1 Month LIBOR USD + 3.25%,
0.500% Floor), 11/30/2027 (a)	903,900	869,159
Cincinnati Bell, Inc.,
Senior Secured First Lien Term Loan
5.805% (1 Month SOFR USD + 3.25%,
0.500% Floor), 11/22/2028 (a)	575,650	553,703
Consolidated Communications, Inc.,
Senior Secured First Lien Term Loan
6.625% (1 Month LIBOR USD + 3.50%,
0.750% Floor), 10/04/2027 (a)	933,868	812,465
Eagle Broadband Investments, LLC,
Senior Secured First Lien Term Loan
6.688% (3 Month LIBOR USD + 3.00%,
0.750% Floor), 11/12/2027 (a)	617,542	590,910
Lumen Technologies, Inc.,
Senior Secured First Lien Term Loan
5.365% (1 Month LIBOR USD + 2.25%),
03/15/2027 (a)	3,565,689	3,252,871
Numericable U.S., LLC,
Senior Secured First Lien Term Loan
6.905% (3 Month LIBOR USD + 4.00%),
08/14/2026 (a)	757,669	689,479
Voyage U.S., LLC,
Senior Secured First Lien Term Loan
6.21% (3 Month LIBOR USD + 3.50%,
0.500% Floor), 07/20/2028 (a)	476,190	459,823

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2022

	Principal	Fair
	Amount	Value
BANK LOANS – 85.68% – Continued

Telecommunication Services – Diversified – 3.15% – Continued
Zayo Group Holdings, Inc.
Senior Secured First Lien Term Loan
6.115% (1 Month LIBOR USD + 3.00%),
03/09/2027 (a)	$1,272,474	$1,069,521
Senior Secured First Lien Term Loan
7.284% (1 Month SOFR USD + 4.25%,
0.500% Floor), 03/09/2027 (a)	368,150	321,809
Ziggo Financing Partnership,
Senior Secured First Lien Term Loan
5.318% (1 Month LIBOR USD + 2.50%),
04/28/2028 (a)	845,000	808,243
		9,427,983
Telecommunication Services – Wireless – 0.17%
CCI Buyer, Inc.,
Senior Secured First Lien Term Loan
7.553% (3 Month SOFR USD + 4.00%,
0.750% Floor), 12/17/2027 (a)	536,825	507,434

Transportation – 2.34%
AAdvantage Loyalty IP, Ltd.,
Senior Secured First Lien Term Loan
7.46% (3 Month LIBOR USD + 4.75%,
0.750% Floor), 04/20/2028 (a)	727,184	706,459
Atlas CC Acquisition Corp.
Senior Secured First Lien Term Loan
7.32% (3 Month LIBOR USD + 4.25%,
0.750% Floor), 05/25/2028 (a)	1,105,340	972,975
Senior Secured First Lien Term Loan
7.32% (3 Month LIBOR USD + 4.25%,
0.750% Floor), 05/25/2028 (a)	233,680	205,697
Avis Budget Car Rental, LLC,
Senior Secured First Lien Term Loan
6.634% (1 Month SOFR USD + 3.50%,
0.500% Floor), 03/15/2029 (a)	212,013	204,770
The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2022

	Principal	Fair
	Amount	Value
BANK LOANS – 85.68% – Continued

Transportation – 2.34% – Continued
Hertz Corp.
Senior Secured First Lien Term Loan
6.37% (1 Month LIBOR USD + 3.25%,
0.500% Floor), 06/30/2028 (a)	$382,217	$362,630
Senior Secured First Lien Term Loan
6.37% (1 Month LIBOR USD + 3.25%,
0.500% Floor), 06/30/2028 (a)	72,945	69,207
Kenan Advantage Group, Inc.,
Senior Secured First Lien Term Loan
6.865% (1 Month LIBOR USD + 3.75%,
0.750% Floor), 03/24/2026 (a)	483,972	458,869
Lasership, Inc.,
Senior Secured First Lien Term Loan
7.377% (6 Month LIBOR USD + 4.50%,
0.750% Floor), 05/08/2028 (a)	1,592,673	1,355,770
PODS, LLC,
Senior Secured First Lien Term Loan
6.115% (1 Month LIBOR USD + 3.00%,
0.750% Floor), 03/31/2028 (a)	976,185	926,155
Uber Technologies, Inc.
Senior Secured First Lien Term Loan
6.57% (3 Month LIBOR USD + 3.50%),
04/04/2025 (a)	898,665	881,725
Senior Secured First Lien Term Loan
6.57% (3 Month LIBOR USD + 3.50%),
02/25/2027 (a)	332,654	325,289
WWEX UNI TopCo Holdings, LLC,
Senior Secured First Lien Term Loan
7.674% (3 Month LIBOR USD + 4.00%,
0.750% Floor), 07/26/2028 (a)	568,703	519,564
		6,989,110
Utilities – Power – 0.69%
Calpine Construction Finance Co., LP,
Senior Secured First Lien Term Loan
5.115% (1 Month LIBOR USD + 2.00%),
01/15/2025 (a)	835,425	814,644

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2022

	Principal	Fair
	Amount	Value
BANK LOANS – 85.68% – Continued

Utilities – Power – 0.69% – Continued
Calpine Corp.,
Senior Secured First Lien Term Loan
5.62% (1 Month LIBOR USD + 2.50%),
12/16/2027 (a)	$373,350	$361,743
Eastern Power, LLC,
Senior Secured First Lien Term Loan
7.424% (3 Month LIBOR USD + 3.75%,
1.000% Floor), 10/02/2025 (a)	120,547	103,511
Lightstone Holdco, LLC
Senior Secured First Lien Term Loan
8.051% (1 Month SOFR USD + 5.75%,
1.000% Floor), 02/01/2027 (a)	792,053	727,417
Senior Secured First Lien Term Loan
8.051% (1 Month SOFR USD + 5.75%,
1.000% Floor), 02/01/2027 (a)	44,798	41,142
New Frontera Holdings, LLC,
Senior Secured Second Lien Term Loan
5.174% (3 Month LIBOR USD + 1.50%,
1.000% Floor), 07/28/2028 (a)	57,484	9,485
		2,057,942
TOTAL BANK LOANS
(Cost $272,240,710)		256,271,414

CORPORATE BONDS – 11.53% (f)

Aerospace & Defense – 1.14%
TransDigm, Inc.
6.25%, 03/15/2026 (h)	1,850,000	1,797,626
6.375%, 06/15/2026	1,698,000	1,606,235
		3,403,861
Building Products – 0.14%
Standard Industries, Inc.
3.375%, 01/15/2031 (h)	600,000	423,990

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2022

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 11.53% (f) – Continued

Chemicals – 0.15%
Cheever Escrow Issuer, LLC
7.125%, 10/01/2027 (h)	$490,000	$439,182

Commercial Services – 0.41%
Garda World Security Corp.
4.625%, 02/15/2027 (c)(h)	710,000	610,472
Tempo Acquisition, LLC / Tempo Acquisition
Finance Corp. 5.75%, 06/01/2025 (h)	625,000	609,820
		1,220,292
Construction & Engineering – 0.17%
Pike Corp. 5.50%, 09/01/2028 (h)	638,000	517,597

Environmental Services – 0.37%
GFL Environmental, Inc.
4.00%, 08/01/2028 (c)(h)	541,000	454,178
Stericycle, Inc. 5.375%, 07/15/2024 (h)	679,000	653,687
		1,107,865
Healthcare – Equipment & Supplies – 0.54%
Change Healthcare Holdings, LLC /
Change Healthcare Finance, Inc.
5.75%, 03/01/2025 (h)	1,624,000	1,620,314

Healthcare – Facilities – 1.70%
DaVita, Inc. 3.75%, 02/15/2031 (h)	925,000	661,232
Global Medical Response, Inc.
6.50%, 10/01/2025 (h)	650,000	546,445
Legacy LifePoint Health, LLC
4.375%, 02/15/2027 (h)	370,000	306,228
RegionalCare Hospital Partners Holdings,
Inc. / LifePoint Health, Inc.
9.75%, 12/01/2026 (h)	2,310,000	2,088,539
Tenet Healthcare Corp.
6.25%, 02/01/2027 (h)	1,570,000	1,468,711
		5,071,155

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2022

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 11.53% (f) – Continued

Healthcare – Managed Health Care – 0.33%
Verscend Escrow Corp.
9.75%, 08/15/2026 (h)	$1,010,000	$976,049

Healthcare – Pharmaceuticals & Biotechnology – 0.42%
Teva Pharmaceutical Finance Netherlands
III B.V. 3.15%, 10/01/2026 (c)	1,515,000	1,245,095

Healthcare – REITs – 0.12%
MPT Operating Partnership, LP /
MPT Finance Corp. 3.50%, 03/15/2031	505,000	352,669

Industrial Machinery – 0.16%
WESCO Distribution, Inc.
7.125%, 06/15/2025 (h)	490,000	491,054

Leisure – Casinos & Gaming – 1.32%
Caesars Entertainment, Inc.
6.25%, 07/01/2025 (h)	2,225,000	2,144,677
Premier Entertainment Sub, LLC /
Premier Entertainment Finance Corp.
5.625%, 09/01/2029 (h)	561,000	382,679
5.875%, 09/01/2031 (h)	562,000	376,473
VICI Properties, LP / VICI Note Co., Inc.
3.50%, 02/15/2025 (h)	1,145,000	1,058,527
		3,962,356
Leisure – Hotels – 0.52%
Royal Caribbean Cruises, Ltd.
9.125%, 06/15/2023 (c)(h)	1,520,000	1,548,485

Leisure – Restaurants – 0.20%
CEC Entertainment, LLC
6.75%, 05/01/2026 (h)	660,000	594,880

Media – Cable & Satellite – 0.32%
DISH DBS Corp. 5.125%, 06/01/2029	575,000	338,733
Hughes Satellite Systems Corp.
6.625%, 08/01/2026	675,000	613,543
		952,276

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2022

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 11.53% (f) – Continued

Media – Entertainment – 0.30%
Playtika Holding Corp.
4.25%, 03/15/2029 (h)	$1,130,000	$905,215

Metals & Mining – 0.03%
GrafTech Finance, Inc.
4.625%, 12/15/2028 (h)	127,000	96,656

Packaging – 0.25%
Ball Corp. 5.25%, 07/01/2025	758,000	741,813

Retail – Food & Drug – 0.15%
U.S. Foods, Inc. 6.25%, 04/15/2025 (h)	465,000	457,619

Retailing – 0.23%
QVC, Inc. 4.85%, 04/01/2024	730,000	688,120

Technology – Software & Services – 1.36%
Boxer Parent Co., Inc.
7.125%, 10/02/2025 (h)	385,000	377,758
Elastic N.V. 4.125%, 07/15/2029 (c)(h)	844,000	667,883
NortonLifeLock, Inc. 5.00%, 04/15/2025 (h)	1,440,000	1,373,573
Rackspace Technology Global, Inc.
3.50%, 02/15/2028 (h)	1,082,000	716,847
Sabre GLBL, Inc. 7.375%, 09/01/2025 (h)	1,025,000	919,434
		4,055,495
Technology Hardware – 0.20%
Garden Spinco Corp.
8.625%, 07/20/2030 (h)	589,000	609,801

Telecommunication Services – Diversified – 0.55%
Frontier Communications Holdings, LLC
5.00%, 05/01/2028 (h)	1,000,000	859,870
Northwest Fiber, LLC / Northwest
Fiber Finance Sub, Inc.
4.75%, 04/30/2027 (h)	349,000	304,420
6.00%, 02/15/2028 (h)	622,000	483,358
		1,647,648

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2022

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 11.53% (f) – Continued

Transportation – 0.45%
Uber Technologies, Inc.
8.00%, 11/01/2026 (h)	$1,350,000	$1,356,973
TOTAL CORPORATE BONDS
(Cost $38,251,575)		34,486,460

	Shares
EQUITY – 0.00%

Utilities – Power – 0.00%
Frontera Generation Holdings, LLC (b)	479	12
TOTAL EQUITY
(Cost $2,668)		12

WARRANT – 0.01%

Media – Entertainment – 0.01%
Crown Finance U.S., Inc. (b)(d)	98,930	12,924
TOTAL WARRANT
(Cost $30,928)		12,924

MONEY MARKET FUND – 2.54%
First American Government
Obligations Fund – Class X, 2.78% (e)	7,604,661	7,604,661
TOTAL MONEY MARKET FUND
(Cost $7,604,661)		7,604,661
Total Investments (Cost $318,130,542) – 99.76%		298,375,471
Other Assets in Excess of Liabilities – 0.24%		727,424
TOTAL NET ASSETS – 100.00%		$299,102,895

Percentages are stated as a percent of net assets.
LIBOR	London Interbank Offered Rate
PIK	Payment-in-kind
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Funding Rate

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2022

(a)	Variable rate securities. The coupon rate shown is the effective interest rate as of September 30, 2022.
(b)	Non-income producing security.
(c)	U.S. traded security of a foreign issuer.
(d)	Foreign issued security.
(e)	Rate shown is the 7-day annualized yield as of September 30, 2022.
(f)	All or a portion is posted as collateral for delayed settlement securities.
(g)	Final terms of the bank loan are not yet known, so reference index and spread information may not be presented.
(h)
Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “qualified institutional buyers.”  As of September 30, 2022, the value of these investments was $28,900,252 or 9.66% of total net assets.

(i)	All or a portion of the loan is unfunded.
(j)	Security in default.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Shenkman Capital Management, Inc.  Industries presented are at the discretion of Shenkman Capital Management, Inc. and therefore may not follow the exact naming convention prescribed by GICS.

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

PORTFOLIO ALLOCATION
September 30, 2022 (Unaudited)

% Net
TOP TEN HOLDINGS	Assets
Verscend Escrow Corp. 9.75%, 08/15/2026	1.76%
Caesars Entertainment, Inc. 6.25%, 07/01/2025	1.48%
U.S. Foods, Inc. 6.25%, 04/15/2025	1.22%
RegionalCare Hospital Partners Holdings, Inc. /
LifePoint Health, Inc. 9.75%, 12/01/2026	1.21%
Change Healthcare Holdings, LLC /
Change Healthcare Finance, Inc. 5.75%, 03/01/2025	1.15%
WESCO Distribution, Inc. 7.125%, 06/15/2025	1.09%
Aramark Services, Inc. 6.375%, 05/01/2025	1.08%
Boxer Parent Co., Inc. 7.125%, 10/02/2025	1.05%
CCO Holdings, LLC / CCO Holdings Capital Corp.
5.50%, 05/01/2026	1.05%
NortonLifeLock, Inc. 5.00%, 04/15/2025	1.05%

The portfolio’s holdings and allocations are subject to change.  The top ten holdings presented exclude the money market fund. The percentages are of total net assets as of September 30, 2022.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS
September 30, 2022

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 89.17% (e)

Aerospace & Defense – 2.95%
Howmet Aerospace, Inc.
5.125%, 10/01/2024	$5,766,000	$5,643,271
Spirit AeroSystems, Inc.
5.50%, 01/15/2025 (c)	733,000	693,748
7.50%, 04/15/2025 (c)	312,000	294,408
TransDigm, Inc.
8.00%, 12/15/2025 (c)	4,503,000	4,573,877
6.25%, 03/15/2026 (c)	13,029,000	12,660,149
6.375%, 06/15/2026	10,860,000	10,273,098
TransDigm UK Holdings PLC
6.875%, 05/15/2026 (b)	5,796,000	5,502,017
Triumph Group, Inc.
8.875%, 06/01/2024 (c)	2,799,000	2,801,113
		42,441,681
Auto Retail – 0.44%
Penske Automotive Group, Inc.
3.50%, 09/01/2025	6,910,000	6,338,324

Automotive – 5.87%
American Axle & Manufacturing, Inc.
6.25%, 03/15/2026	3,727,000	3,425,370
6.50%, 04/01/2027	5,872,000	4,985,093
Clarios Global, LP 6.75%, 05/15/2025 (b)(c)	549,000	538,179
Clarios Global, LP / Clarios U.S. Finance Co.
6.25%, 05/15/2026 (b)(c)	8,672,000	8,293,380
8.50%, 05/15/2027 (b)(c)	7,209,000	6,858,820
Dana Financing Luxembourg
S.A.R.L. 5.75%, 04/15/2025 (b)(c)	7,085,000	6,757,319
Ford Motor Credit Co., LLC
3.664%, 09/08/2024	1,855,000	1,743,904
5.125%, 06/16/2025	6,425,000	6,072,637
3.375%, 11/13/2025	8,955,000	7,926,176
2.70%, 08/10/2026	4,195,000	3,484,535
4.95%, 05/28/2027	2,035,000	1,812,697
Goodyear Tire & Rubber Co.
9.50%, 05/31/2025	4,970,000	5,164,550
5.00%, 05/31/2026	12,677,000	11,771,751

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2022

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 89.17% (e) – Continued

Automotive – 5.87% – Continued
IHO Verwaltungs GmbH 4.75% Cash or
6.00% PIK, 09/15/2026 (b)(c)(f)	$3,135,000	$2,671,617
Jaguar Land Rover Automotive PLC
5.625%, 02/01/2023 (b)(c)	6,275,000	6,143,305
7.75%, 10/15/2025 (b)(c)	5,531,000	4,902,815
ZF North America Capital, Inc.
4.75%, 04/29/2025 (c)	2,010,000	1,831,622
		84,383,770
Building Products – 0.14%
Summit Materials, LLC / Summit Materials
Finance Corp. 6.50%, 03/15/2027 (c)	2,110,000	2,025,746

Chemicals – 3.81%
Avient Corp. 5.75%, 05/15/2025 (c)	12,231,000	11,817,898
Celanese U.S. Holdings, LLC
6.05%, 03/15/2025	4,900,000	4,793,254
Consolidated Energy Finance SA
6.50%, 05/15/2026 (b)(c)	890,000	825,563
Methanex Corp. 4.25%, 12/01/2024 (b)	4,941,000	4,743,978
NOVA Chemicals Corp.
4.875%, 06/01/2024 (b)(c)	13,969,000	13,145,667
SCIL IV, LLC / SCIL, U.S.A. Holdings, LLC
5.375%, 11/01/2026 (c)	2,910,000	2,251,641
SPCM SA 3.125%, 03/15/2027 (b)(c)	2,617,000	2,254,297
Trinseo Materials Operating SCA /
Trinseo Materials Finance, Inc.
5.375%, 09/01/2025 (b)(c)	8,156,000	6,615,454
W.R. Grace Holdings, LLC
5.625%, 10/01/2024 (c)	8,535,000	8,317,741
		54,765,493
Commercial Services – 3.33%
Allied Universal Holdco, LLC /
Allied Universal Finance Corp.
6.625%, 07/15/2026 (c)	5,840,000	5,215,529
Aramark Services, Inc.
5.00%, 04/01/2025 (c)	2,430,000	2,322,145
6.375%, 05/01/2025 (c)	15,816,000	15,523,009

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2022

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 89.17% (e) – Continued

Commercial Services – 3.33% – Continued
Brink’s Co. 5.50%, 07/15/2025 (c)	$5,365,000	$5,113,692
Garda World Security Corp.
9.50%, 11/01/2027 (b)(c)	5,189,000	4,494,461
INEOS Quattro Finance 2 PLC
3.375%, 01/15/2026 (b)(c)	2,400,000	2,001,504
Iron Mountain, Inc. 4.875%, 09/15/2027 (c)	2,880,000	2,584,800
KAR Auction Services, Inc.
5.125%, 06/01/2025 (c)	5,731,000	5,538,696
Tempo Acquisition, LLC / Tempo Acquisition
Finance Corp. 5.75%, 06/01/2025 (c)	5,142,000	5,017,112
		47,810,948
Construction & Engineering – 0.45%
Picasso Finance Sub, Inc.
6.125%, 06/15/2025 (c)	6,649,000	6,523,932

Consumer Discretionary – 0.47%
Hanesbrands, Inc. 4.625%, 05/15/2024 (c)	7,040,000	6,722,320

Consumer Non-Discretionary – 0.28%
Spectrum Brands, Inc. 5.75%, 07/15/2025	4,324,000	4,092,349

Environmental Services – 1.85%
Clean Harbors, Inc. 4.875%, 07/15/2027 (c)	2,495,000	2,282,326
GFL Environmental, Inc.
4.25%, 06/01/2025 (b)(c)	4,263,000	4,006,793
3.75%, 08/01/2025 (b)(c)	5,850,000	5,360,443
5.125%, 12/15/2026 (b)(c)	1,055,000	983,788
Stericycle, Inc. 5.375%, 07/15/2024 (c)	14,451,000	13,912,267
		26,545,617
Financials – Consumer Finance – 2.28%
goeasy, Ltd.
5.375%, 12/01/2024 (b)(c)	5,069,000	4,762,706
4.375%, 05/01/2026 (b)(c)	1,945,000	1,701,680
Navient Corp.
5.50%, 01/25/2023	1,875,000	1,866,233
7.25%, 09/25/2023	3,506,000	3,497,201
6.125%, 03/25/2024	7,800,000	7,606,248
6.75%, 06/25/2025	1,755,000	1,645,444

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2022

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 89.17% (e) – Continued

Financials – Consumer Finance – 2.28% – Continued
OneMain Finance Corp.
8.25%, 10/01/2023	$3,206,000	$3,246,333
6.125%, 03/15/2024	6,050,000	5,836,859
6.875%, 03/15/2025	1,850,000	1,742,987
SLM Corp. 3.125%, 11/02/2026	1,065,000	883,716
		32,789,407
Financials – Diversified – 0.75%
Blackstone Mortgage Trust, Inc.
3.75%, 01/15/2027 (c)	3,560,000	2,938,511
Starwood Property Trust, Inc.
5.50%, 11/01/2023 (c)	3,043,000	2,996,335
3.75%, 12/31/2024 (c)	3,121,000	2,832,854
3.625%, 07/15/2026 (c)	2,395,000	2,041,031
		10,808,731
Financials – Insurance – 0.89%
Acrisure, LLC / Acrisure Finance, Inc.
7.00%, 11/15/2025 (c)	5,315,000	4,866,149
10.125%, 08/01/2026 (c)	4,271,000	4,115,813
HUB International, Ltd.
7.00%, 05/01/2026 (c)	4,000,000	3,800,000
		12,781,962
Financials – Thrifts & Mortgages – 0.66%
Nationstar Mortgage Holdings, Inc.
6.00%, 01/15/2027 (c)	3,345,000	2,834,386
PennyMac Financial Services, Inc.
5.375%, 10/15/2025 (c)	5,675,000	4,859,105
Rocket Mortgage, LLC / Rocket Mortgage
Co-Issuer, Inc. 2.875%, 10/15/2026 (c)	2,272,000	1,866,482
		9,559,973
Food & Beverage – 0.75%
B&G Foods, Inc. 5.25%, 04/01/2025	8,804,000	7,670,353
Post Holdings, Inc. 5.75%, 03/01/2027 (c)	3,240,000	3,096,241
		10,766,594

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2022

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 89.17% (e) – Continued

Healthcare – Equipment & Supplies – 1.41%
Change Healthcare Holdings, LLC /
Change Healthcare Finance, Inc.
5.75%, 03/01/2025 (c)	$16,605,000	$16,567,307
Owens & Minor, Inc. 4.375%, 12/15/2024	3,870,000	3,766,081
		20,333,388
Healthcare – Facilities – 5.72%
Global Medical Response, Inc.
6.50%, 10/01/2025 (c)	4,145,000	3,484,639
HCA, Inc.
7.50%, 12/15/2023	2,505,000	2,576,449
8.36%, 04/15/2024	3,846,000	3,968,243
5.375%, 02/01/2025	1,805,000	1,784,848
7.69%, 06/15/2025	658,000	682,265
7.58%, 09/15/2025	2,251,000	2,349,516
Legacy LifePoint Health, LLC
6.75%, 04/15/2025 (c)	8,119,000	7,742,806
ModivCare, Inc. 5.875%, 11/15/2025 (c)	3,520,000	3,252,969
RegionalCare Hospital Partners
Holdings, Inc. / LifePoint Health, Inc.
9.75%, 12/01/2026 (c)	19,226,000	17,382,804
RP Escrow Issuer, LLC
5.25%, 12/15/2025 (c)	6,835,000	5,657,603
Surgery Center Holdings, Inc.
6.75%, 07/01/2025 (c)	10,025,000	9,365,104
10.00%, 04/15/2027 (c)	4,955,000	4,802,313
Tenet Healthcare Corp.
4.625%, 07/15/2024	656,000	635,070
4.625%, 09/01/2024 (c)	13,849,000	13,417,465
6.25%, 02/01/2027 (c)	5,546,000	5,188,200
		82,290,294
Healthcare – Life Sciences – 0.70%
Catalent Pharma Solutions, Inc.
5.00%, 07/15/2027 (c)	1,290,000	1,153,444
IQVIA, Inc. 5.00%, 10/15/2026 (c)	9,352,000	8,922,907
		10,076,351

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2022

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 89.17% (e) – Continued

Healthcare – Managed Health Care – 1.76%
Verscend Escrow Corp.
9.75%, 08/15/2026 (c)	$26,134,000	$25,255,506

Healthcare – Pharmaceuticals & Biotechnology – 1.27%
Bausch Health Cos., Inc.
5.50%, 11/01/2025 (b)(c)	3,085,000	2,452,740
9.00%, 12/15/2025 (b)(c)	7,152,000	4,500,064
Teva Pharmaceutical Finance
Netherlands III B.V.
2.80%, 07/21/2023 (b)	1,245,000	1,204,774
6.00%, 04/15/2024 (b)	5,800,000	5,639,108
7.125%, 01/31/2025 (b)	2,400,000	2,340,108
4.75%, 05/09/2027 (b)	2,455,000	2,088,125
		18,224,919
Healthcare – REITs – 0.88%
MPT Operating Partnership, LP /
MPT Finance Corp. 5.25%, 08/01/2026	13,797,000	12,649,948

Industrial Machinery – 1.67%
EnPro Industries, Inc. 5.75%, 10/15/2026	6,489,000	6,272,689
Hillenbrand, Inc. 5.75%, 06/15/2025	2,105,000	2,055,090
WESCO Distribution, Inc.
7.125%, 06/15/2025 (c)	15,584,000	15,617,506
		23,945,285
Leisure – Casinos & Gaming – 6.61%
Caesars Entertainment, Inc.
6.25%, 07/01/2025 (c)	22,089,000	21,291,587
Caesars Resort Collection, LLC /
CRC Finco, Inc. 5.75%, 07/01/2025 (c)	9,320,000	9,052,516
International Game Technology PLC
6.50%, 02/15/2025 (b)(c)	4,992,000	4,967,290
4.125%, 04/15/2026 (b)(c)	4,525,000	4,141,574
6.25%, 01/15/2027 (b)(c)	1,400,000	1,360,464
MGM Resorts International
6.00%, 03/15/2023	5,158,000	5,166,098
6.75%, 05/01/2025	11,995,000	11,830,249
5.75%, 06/15/2025	2,315,000	2,214,691

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2022

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 89.17% (e) – Continued

Leisure – Casinos & Gaming – 6.61% – Continued
Peninsula Pacific Entertainment, LLC /
Peninsula Pacific Entertainment Finance
8.50%, 11/15/2027 (c)	$2,810,000	$3,026,019
Scientific Games International, Inc.
8.625%, 07/01/2025 (c)	12,118,000	12,421,192
VICI Properties, LP / VICI Note Co., Inc.
5.625%, 05/01/2024 (c)	7,810,000	7,685,235
3.50%, 02/15/2025 (c)	1,865,000	1,724,151
4.625%, 06/15/2025 (c)	5,805,000	5,468,594
4.25%, 12/01/2026 (c)	5,240,000	4,735,089
		95,084,749
Leisure – Hotels – 6.86%
Cedar Fair, LP / Canada’s Wonderland Co. /
Magnum Management Corp. /
Millennium Op 5.50%, 05/01/2025 (c)	8,995,000	8,665,018
Hilton Domestic Operating Co., Inc.
5.375%, 05/01/2025 (c)	1,510,000	1,480,442
Marriott Ownership Resorts, Inc.
6.125%, 09/15/2025 (c)	5,860,000	5,737,769
NCL Corp., Ltd. 5.875%, 02/15/2027 (b)(c)	1,000,000	835,410
Park Intermediate Holdings, LLC /
PK Domestic Property, LLC / PK Finance
Co-Issuer 7.50%, 06/01/2025 (c)	6,870,000	6,836,337
RLJ Lodging Trust, LP
3.75%, 07/01/2026 (c)	6,307,000	5,395,166
Royal Caribbean Cruises, Ltd.
10.875%, 06/01/2023 (b)(c)	13,592,000	13,906,315
9.125%, 06/15/2023 (b)(c)	2,365,000	2,409,320
11.50%, 06/01/2025 (b)(c)	6,033,000	6,430,997
Service Properties Trust
4.50%, 06/15/2023	7,805,000	7,628,646
4.65%, 03/15/2024	1,230,000	1,140,148
4.35%, 10/01/2024	3,705,000	3,263,432
7.50%, 09/15/2025	3,820,000	3,576,475
Six Flags Entertainment Corp.
4.875%, 07/31/2024 (c)	940,000	896,553

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2022

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 89.17% (e) – Continued

Leisure – Hotels – 6.86% – Continued
Six Flags Theme Parks, Inc.
7.00%, 07/01/2025 (c)	$7,365,000	$7,377,262
Travel + Leisure Co. 3.90%, 03/01/2023	1,715,000	1,695,016
TripAdvisor, Inc. 7.00%, 07/15/2025 (c)	12,192,000	11,871,601
Vail Resorts, Inc. 6.25%, 05/15/2025 (c)	9,579,000	9,480,911
		98,626,818
Leisure – Restaurants – 0.91%
1011778 B.C., ULC / New Red Finance, Inc.
5.75%, 04/15/2025 (b)(c)	2,860,000	2,837,656
IRB Holding Corp. 7.00%, 06/15/2025 (c)	10,240,000	10,201,600
		13,039,256
Media – Broadcasting – 4.48%
AMC Networks, Inc.
5.00%, 04/01/2024	3,007,000	2,881,777
4.75%, 08/01/2025	15,537,000	13,884,369
Graham Holdings Co.
5.75%, 06/01/2026 (c)	3,044,000	2,956,013
Gray Television, Inc.
5.875%, 07/15/2026 (c)	9,730,000	8,989,498
Nexstar Media, Inc.
5.625%, 07/15/2027 (c)	2,976,000	2,742,019
Sirius XM Radio, Inc.
3.125%, 09/01/2026 (c)	4,478,000	3,938,401
5.00%, 08/01/2027 (c)	6,526,000	6,002,713
TEGNA, Inc. 4.75%, 03/15/2026 (c)	3,590,000	3,469,735
Univision Communications, Inc.
5.125%, 02/15/2025 (c)	13,433,000	12,773,373
6.625%, 06/01/2027 (c)	7,180,000	6,791,903
		64,429,801
Media – Cable & Satellite – 4.25%
CCO Holdings, LLC / CCO Holdings Capital
Corp. 5.50%, 05/01/2026 (c)	15,906,000	15,128,475
Connect Finco S.A.R.L. / Connect
U.S. Finco, LLC 6.75%, 10/01/2026 (b)(c)	2,500,000	2,190,420

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2022

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 89.17% (e) – Continued

Media – Cable & Satellite – 4.25% – Continued
CSC Holdings, LLC
5.25%, 06/01/2024	$7,794,000	$7,220,206
5.50%, 04/15/2027 (c)	7,117,000	6,306,702
DIRECTV Financing, LLC / DIRECTV
Financing Co-Obligor, Inc.
5.875%, 08/15/2027 (c)	4,585,000	3,963,159
DISH DBS Corp.
5.875%, 11/15/2024	2,565,000	2,292,892
5.25%, 12/01/2026 (c)	4,237,000	3,477,442
Hughes Satellite Systems Corp.
6.625%, 08/01/2026	3,425,000	3,113,160
Maxar Technologies, Inc.
7.75%, 06/15/2027 (c)	1,690,000	1,589,648
Quebecor Media, Inc.
5.75%, 01/15/2023 (b)	5,330,000	5,284,828
Radiate Holdco, LLC / Radiate Finance, Inc.
4.50%, 09/15/2026 (c)	1,896,000	1,557,611
Viasat, Inc. 5.625%, 09/15/2025 (c)	7,159,000	5,496,322
Videotron, Ltd. 5.375%, 06/15/2024 (b)(c)	3,510,000	3,444,293
		61,065,158
Media – Diversified – 1.19%
Match Group Holdings II, LLC
5.00%, 12/15/2027 (c)	2,045,000	1,828,383
Nielsen Co. Luxembourg S.A.R.L.
5.00%, 02/01/2025 (b)(c)	10,442,000	10,252,350
Outfront Media Capital, LLC / Outfront
Media Capital Corp. 6.25%, 06/15/2025 (c)	5,200,000	5,061,263
		17,141,996
Media – Entertainment – 1.09%
Live Nation Entertainment, Inc.
4.875%, 11/01/2024 (c)	9,332,000	9,019,798
5.625%, 03/15/2026 (c)	7,048,000	6,711,017
		15,730,815
Metals & Mining – 0.73%
FMG Resources August 2006 Pty, Ltd.
5.125%, 05/15/2024 (b)(c)	10,656,000	10,446,397

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2022

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 89.17% (e) – Continued

Midstream – Storage & Transport – 2.34%
Antero Midstream Partners, LP /
Antero Midstream Finance Corp.
7.875%, 05/15/2026 (c)	$1,360,000	$1,368,609
Buckeye Partners, LP
4.15%, 07/01/2023	3,537,000	3,479,683
4.35%, 10/15/2024	3,460,000	3,259,839
4.125%, 03/01/2025 (c)	4,616,000	4,231,279
DCP Midstream Operating, LP
3.875%, 03/15/2023	850,000	840,386
EQM Midstream Partners, LP
6.00%, 07/01/2025 (c)	714,000	661,337
7.50%, 06/01/2027 (c)	1,805,000	1,723,360
NGL Energy Operating, LLC / NGL Energy
Finance Corp. 7.50%, 02/01/2026 (c)	1,150,000	1,024,713
NuStar Logistics, LP 5.75%, 10/01/2025	3,385,000	3,141,771
Rattler Midstream, LP
5.625%, 07/15/2025 (c)	8,905,000	9,027,266
Sunoco, LP / Sunoco Finance Corp.
6.00%, 04/15/2027	2,341,000	2,234,836
Tallgrass Energy Partners, LP /
Tallgrass Energy Finance Corp.
7.50%, 10/01/2025 (c)	2,630,000	2,587,920
		33,580,999
Packaging – 3.39%
ARD Finance SA 6.50% Cash or 7.25% PIK,
06/30/2027 (b)(c)(f)	1,321,210	907,314
Ardagh Metal Packaging Finance
U.S.A., LLC / Ardagh Metal Packaging
Finance PLC 6.00%, 06/15/2027 (b)(c)	1,510,000	1,425,521
Ardagh Packaging Finance PLC /
Ardagh Holdings U.S.A., Inc.
5.25%, 04/30/2025 (b)(c)	10,953,000	10,260,989
4.125%, 08/15/2026 (b)(c)	5,365,000	4,432,483
Ball Corp. 5.25%, 07/01/2025	3,480,000	3,405,685
Berry Global, Inc.
4.50%, 02/15/2026 (c)	1,500,000	1,391,517
4.875%, 07/15/2026 (c)	6,151,000	5,789,752

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2022

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 89.17% (e) – Continued

Packaging – 3.39% – Continued
CANPACK SA / CANPACK U.S., LLC
3.125%, 11/01/2025 (b)(c)	$3,075,000	$2,684,477
Crown Americas, LLC / Crown Americas
Capital Corp. V 4.25%, 09/30/2026	2,770,000	2,512,861
Graphic Packaging International, LLC
4.125%, 08/15/2024	2,960,000	2,839,750
LABL, Inc. 6.75%, 07/15/2026 (c)	4,138,000	3,729,910
Mauser Packaging Solutions Holding Co.
5.50%, 04/15/2024 (c)	3,302,000	3,141,985
7.25%, 04/15/2025 (c)	2,100,000	1,850,279
Sealed Air Corp.
5.125%, 12/01/2024 (c)	4,359,000	4,219,272
5.50%, 09/15/2025 (c)	205,000	196,034
		48,787,829
Paper & Forest Products – 0.26%
Mercer International, Inc.
5.50%, 01/15/2026	3,969,000	3,676,663

Real Estate – Homebuilding – 0.42%
Taylor Morrison Communities, Inc. /
Taylor Morrison Holdings II, Inc.
5.625%, 03/01/2024 (c)	3,455,000	3,386,892
TRI Pointe Group, Inc. / TRI Pointe
Homes, Inc. 5.875%, 06/15/2024	2,670,000	2,620,778
		6,007,670
Real Estate – Management – 1.14%
Greystar Real Estate Partners, LLC
5.75%, 12/01/2025 (c)	3,880,000	3,671,644
Newmark Group, Inc. 6.125%, 11/15/2023	7,070,000	6,975,275
Realogy Group, LLC / Realogy Co-Issuer
Corp. 4.875%, 06/01/2023 (c)	5,915,000	5,781,568
		16,428,487

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2022

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 89.17% (e) – Continued

Retail – Food & Drug – 2.62%
Albertsons Cos., Inc. / Safeway, Inc. /
New Albertsons, LP / Albertsons, LLC
3.50%, 02/15/2023 (c)	$3,815,000	$3,777,231
3.25%, 03/15/2026 (c)	3,565,000	3,135,598
7.50%, 03/15/2026 (c)	13,234,000	13,332,641
U.S. Foods, Inc. 6.25%, 04/15/2025 (c)	17,758,000	17,476,129
		37,721,599
Retailing – 0.72%
Bath & Body Works, Inc.
9.375%, 07/01/2025 (c)	3,552,000	3,681,648
QVC, Inc. 4.45%, 02/15/2025	7,731,000	6,607,802
		10,289,450
Technology – Software & Services – 4.09%
Block, Inc. 2.75%, 06/01/2026	1,790,000	1,540,206
Boxer Parent Co., Inc.
7.125%, 10/02/2025 (c)	15,453,000	15,162,329
9.125%, 03/01/2026 (c)	5,020,000	4,842,116
Consensus Cloud Solutions, Inc.
6.00%, 10/15/2026 (c)	4,975,000	4,411,159
Go Daddy Operating Co., LLC /
GD Finance Co., Inc.
5.25%, 12/01/2027 (c)	3,465,000	3,196,673
NortonLifeLock, Inc.
5.00%, 04/15/2025 (c)	15,765,000	15,037,761
6.75%, 09/30/2027 (c)	1,247,000	1,203,872
PTC, Inc. 3.625%, 02/15/2025 (c)	1,510,000	1,408,157
Sabre GLBL, Inc.
9.25%, 04/15/2025 (c)	6,405,000	6,140,890
7.375%, 09/01/2025 (c)	933,000	836,910
Shift4 Payments, LLC / Shift4 Payments
Finance Sub, Inc. 4.625%, 11/01/2026 (c)	5,476,000	5,001,121
		58,781,194
Technology Hardware – 1.31%
CDW, LLC / CDW Finance Corp.
4.125%, 05/01/2025	3,945,000	3,732,279

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2022

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 89.17% (e) – Continued

Technology Hardware – 1.31% – Continued
NCR Corp. 5.75%, 09/01/2027 (c)	$6,805,000	$6,182,172
Presidio Holdings, Inc.
8.25%, 02/01/2028 (c)	2,000,000	1,727,471
Seagate HDD Cayman
4.75%, 06/01/2023 (b)	1,631,000	1,610,672
4.875%, 03/01/2024 (b)	1,225,000	1,191,208
Sensata Technologies B.V.
5.625%, 11/01/2024 (b)(c)	2,730,000	2,718,152
Western Digital Corp. 4.75%, 02/15/2026	1,875,000	1,737,263
		18,899,217
Telecommunication Services – Diversified – 1.84%
Altice France SA 8.125%, 02/01/2027 (b)(c)	13,623,000	12,206,140
Cogent Communications Group, Inc.
3.50%, 05/01/2026 (c)	3,105,000	2,734,666
Iliad Holding SASU
6.50%, 10/15/2026 (b)(c)	3,473,000	3,042,539
Northwest Fiber, LLC / Northwest Fiber
Finance Sub, Inc. 4.75%, 04/30/2027 (c)	3,155,000	2,751,996
Uniti Group, LP / Uniti Fiber Holdings, Inc. /
CSL Capital, LLC 7.875%, 02/15/2025 (c)	5,850,000	5,718,375
		26,453,716
Telecommunication Services – Wireless – 1.24%
Sprint Corp.
7.875%, 09/15/2023	8,445,000	8,560,612
7.125%, 06/15/2024	8,505,000	8,648,564
7.625%, 03/01/2026	660,000	684,112
		17,893,288
Transportation – 1.99%
Uber Technologies, Inc.
7.50%, 05/15/2025 (c)	5,280,000	5,274,562
8.00%, 11/01/2026 (c)	13,705,000	13,775,786
7.50%, 09/15/2027 (c)	1,690,000	1,658,777
XPO Logistics, Inc. 6.25%, 05/01/2025 (c)	7,828,000	7,860,956
		28,570,081

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2022

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 89.17% (e) – Continued

Utilities – Power – 2.38%
Calpine Corp. 5.25%, 06/01/2026 (c)	$4,458,000	$4,208,062
NextEra Energy Operating Partners, LP
4.25%, 07/15/2024 (c)	9,438,000	9,047,691
4.25%, 09/15/2024 (c)	72,000	69,101
NRG Energy, Inc. 6.625%, 01/15/2027	3,575,000	3,510,611
Vistra Operations Co., LLC
5.50%, 09/01/2026 (c)	6,639,000	6,183,339
5.625%, 02/15/2027 (c)	10,641,000	10,002,540
5.00%, 07/31/2027 (c)	1,390,000	1,258,624
		34,279,968
Utilities – Propane – 0.98%
AmeriGas Partners, LP / AmeriGas Finance
Corp. 5.625%, 05/20/2024	11,846,000	11,331,525
Ferrellgas, LP / Ferrellgas Finance Corp.
5.375%, 04/01/2026 (c)	3,059,000	2,695,453
		14,026,978
TOTAL CORPORATE BONDS
(Cost $1,377,435,399)		1,282,094,667

BANK LOANS – 5.06%

Aerospace & Defense – 0.18%
Transdigm, Inc.
Senior Secured First Lien Term Loan
5.924% (3 Month LIBOR USD + 2.25%),
08/22/2024 (a)	994,074	971,563
Senior Secured First Lien Term Loan
5.924% (3 Month LIBOR USD + 2.25%),
12/09/2025 (a)	1,742,508	1,673,731
		2,645,294
Automotive – 0.25%
Clarios Global, LP, Senior Secured
First Lien Term Loan
6.365% (1 Month LIBOR USD + 3.25%),
04/30/2026 (a)	3,825,000	3,629,772
The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2022

	Principal	Fair
	Amount	Value
BANK LOANS – 5.06% – Continued

Commercial Services – 0.27%
Camelot U.S. Acquisition 1 Co.
Senior Secured First Lien Term Loan
6.115% (1 Month LIBOR USD + 3.00%),
10/30/2026 (a)	$897,744	$870,983
Senior Secured First Lien Term Loan
6.115% (1 Month LIBOR USD + 3.00%,
1.000% Floor), 10/30/2026 (a)	2,937,525	2,846,947
Tempo Acquisition, LLC, Senior Secured
First Lien Term Loan 5.865% (1 Month
LIBOR USD + 2.75%), 05/01/2024 (a)	172,878	171,869
		3,889,799
Construction & Engineering – 0.09%
Api Group DE, Inc., Senior Secured First
Lien Term Loan 5.615% (1 Month LIBOR
USD + 2.50%), 10/01/2026 (a)	1,340,146	1,309,658

Financials – Insurance – 0.77%
Asurion, LLC
Senior Secured First Lien Term Loan
6.115% (1 Month LIBOR USD + 3.00%),
11/04/2024 (a)	5,309,042	4,980,545
Senior Secured First Lien Term Loan
6.365% (1 Month LIBOR USD + 3.25%),
12/23/2026 (a)	418,253	355,779
Senior Secured Second Lien Term Loan
8.365% (1 Month LIBOR USD + 5.25%),
01/19/2029 (a)	1,055,000	812,350
HUB International, Ltd., Senior Secured
First Lien Term Loan 5.982% (1 Month
LIBOR USD + 3.25%, 0.750% Floor),
04/25/2025 (a)	3,162,348	3,052,266
USI, Inc., Senior Secured
First Lien Term Loan 6.424% (3 Month
LIBOR USD + 2.75%), 05/16/2024 (a)	1,984,334	1,936,175
		11,137,115

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2022

	Principal	Fair
	Amount	Value
BANK LOANS – 5.06% – Continued

Healthcare – Equipment & Supplies – 0.32%
Change Healthcare Holdings, Inc.
Senior Secured First Lien Term Loan
4.274% (Prime Rate + 1.75%,
1.000% Floor), 03/01/2024 (a)	$633,209	$632,066
Senior Secured First Lien Term Loan
5.024% (1 Month LIBOR USD + 2.50%,
1.000% Floor), 03/01/2024 (a)	3,951,791	3,944,658
		4,576,724
Healthcare – Facilities – 0.15%
RegionalCare Hospital Partners
Holdings, Inc., Senior Secured First Lien
Term Loan 6.871% (1 Month LIBOR
USD + 3.75%), 11/14/2025 (a)	1,980,643	1,846,593
Surgery Center Holdings, Inc., Senior
Secured First Lien Term Loan 6.51%,
09/03/2026 (a)(g)	363,355	345,711
		2,192,304
Healthcare – Managed Health Care – 0.28%
Verscend Holding Corp., Senior Secured
First Lien Term Loan 7.115% (1 Month
LIBOR USD + 4.00%), 08/27/2025 (a)	4,184,588	4,069,512

Leisure – Restaurants – 0.51%
IRB Holding Corp., Senior Secured
First Lien Term Loan
5.274% (1 Month LIBOR USD + 2.75%,
1.000% Floor), 02/05/2025 (a)	7,506,648	7,270,864

Media – Broadcasting – 0.01%
Univision Communications, Inc., Senior
Secured First Lien Term Loan
5.274% (1 Month LIBOR USD + 2.75%,
1.000% Floor), 03/15/2024 (a)	179,395	178,218

Media – Cable & Satellite – 0.12%
CSC Holdings, LLC, Senior Secured First
Lien Term Loan 5.068% (1 Month LIBOR
USD + 2.25%), 07/17/2025 (a)	1,732,877	1,658,155

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2022

	Principal	Fair
	Amount	Value
BANK LOANS – 5.06% – Continued

Media – Entertainment – 0.70%
Delta 2 (Lux) S.A.R.L.,
Senior Secured First Lien Term Loan
5.615% (1 Month LIBOR USD + 2.50%,
1.000% Floor), 02/01/2024 (a)	$1,625,890	$1,610,208
UFC Holdings, LLC,
Senior Secured First Lien Term Loan
5.52% (3 Month LIBOR USD + 2.75%,
0.750% Floor), 04/29/2026 (a)	1,133,802	1,092,702
William Morris Endeavor Entertainment, LLC,
Senior Secured First Lien Term Loan
5.87% (1 Month LIBOR USD + 2.75%),
05/16/2025 (a)	7,712,202	7,379,613
		10,082,523
Packaging – 0.20%
Mauser Packaging Solutions Holding Co.,
Senior Secured First Lien Term Loan
5.814% (1 Month LIBOR USD + 3.25%),
04/03/2024 (a)	3,012,067	2,818,180

Technology – Software & Services – 1.07%
Almonde, Inc.,
Senior Secured First Lien Term Loan
6.871% (6 Month LIBOR USD + 3.50%,
1.000% Floor), 06/13/2024 (a)	2,403,605	2,098,347
Boxer Parent Co., Inc., Senior Secured First
Lien Term Loan 6.865% (1 Month LIBOR
USD + 3.75%), 10/02/2025 (a)	2,017,017	1,916,942
Hyland Software, Inc.,
Senior Secured First Lien Term Loan
6.615% (1 Month LIBOR USD + 3.50%,
0.750% Floor), 07/01/2024 (a)	459,932	446,566
Optiv Security, Inc.,
Senior Secured First Lien Term Loan
7.42% (6 Month LIBOR USD + 3.25%,
1.000% Floor), 02/01/2024 (a)	6,094,009	5,850,249

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2022

	Principal	Fair
	Amount	Value
BANK LOANS – 5.06% – Continued

Technology – Software & Services – 1.07% – Continued
Project Alpha Intermediate Holding, Inc.,
Senior Secured First Lien Term Loan
7.12% (1 Month LIBOR USD + 4.00%),
04/26/2024 (a)	$5,242,602	$5,061,575
		15,373,679
Technology Hardware – 0.07%
Presidio Holdings, Inc.
Senior Secured First Lien Term Loan
6.31% (3 Month LIBOR USD + 3.50%),
01/22/2027 (a)	1,002,518	972,442
Senior Secured First Lien Term Loan
6.62% (1 Month LIBOR USD + 3.50%),
01/22/2027 (a)	44,449	43,116
		1,015,558
Transportation – 0.07%
Kenan Advantage Group, Inc.,
Senior Secured First Lien Term Loan
6.865% (1 Month LIBOR USD + 3.75%,
0.750% Floor), 03/24/2026 (a)	993,461	941,930
TOTAL BANK LOANS (Cost $74,656,903)		72,789,285

CONVERTIBLE BONDS – 0.73%

Financials – Diversified – 0.44%
Blackstone Mortgage Trust, Inc.
4.750%, 03/15/2023	2,860,000	2,849,373
5.500%, 03/15/2027	2,450,000	2,090,156
Starwood Property Trust, Inc.
4.375%, 04/01/2023	1,450,000	1,412,844
		6,352,373
Leisure – Hotels – 0.29%
Royal Caribbean Cruises, Ltd.
2.875%, 11/15/2023 (b)	4,460,000	4,190,170
TOTAL CONVERTIBLE BONDS
(Cost $11,052,770)		10,542,543

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2022

		Fair
	Shares	Value
MONEY MARKET FUND – 3.84%
First American Government
Obligations Fund – Class X, 2.78% (d)	55,182,940	$55,182,940
TOTAL MONEY MARKET FUND
(Cost $55,182,940)		55,182,940
Total Investments (Cost $1,518,328,012) – 98.80%		1,420,609,435
Other Assets in Excess of Liabilities – 1.20%		17,266,227
TOTAL NET ASSETS – 100.00%		$1,437,875,662

Percentages are stated as a percent of net assets.
LIBOR	London Interbank Offered Rate
PIK	Payment-in-kind
PLC	Public Limited Company
REIT	Real Estate Investment Trust

(a)	Variable rate securities. The coupon rate shown is the effective interest rate as of September 30, 2022.
(b)	U.S. traded security of a foreign issuer.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “qualified institutional buyers.”  As of September 30, 2022, the value of these investments was $956,979,607 or 66.56% of total net assets.

(d)	Rate shown is the 7-day annualized yield as of September 30, 2022.
(e)	All or a portion is posted as collateral for delayed settlement securities.
(f)	Security has the ability to pay in kind or pay in cash. When applicable, separate rates of such payments are disclosed.
(g)	Final terms of the bank loan are not yet known, so reference index and spread information may not be presented.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Shenkman Capital Management, Inc.  Industries presented are at the discretion of Shenkman Capital Management, Inc. and therefore may not follow the exact naming convention prescribed by GICS.

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FUNDS

STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2022

	Shenkman	Shenkman
	Capital Floating	Capital Short
	Rate High	Duration High
	Income Fund	Income Fund
ASSETS:
Investments, at value (cost $318,130,542
and $1,518,328,012, respectively)	$298,375,471	$1,420,609,435
Cash	5,377,740	9,841,944
Receivables
Securities sold	737,452	14,825,721
Interest	1,776,403	24,047,957
Fund shares sold	203,701	1,833,770
Prepaid expenses	31,111	71,640
Total assets	306,501,878	1,471,230,467
LIABILITIES:
Payables
Securities purchased	6,747,663	28,763,427
Fund shares redeemed	178,806	1,771,514
Distributions payable	260,197	1,740,521
Administration and accounting expenses	53,293	164,660
Advisory fees (Note 4)	104,250	657,307
Audit	25,750	28,850
Transfer agent fees and expenses	17,626	30,144
Compliance fees	2,083	2,083
Printing and mailing	5,233	15,067
Legal	380	747
Shareholder servicing fees	306	56,131
12b-1 distribution fees	—	109,601
Custody fees	2,402	13,203
Trustee fees and expenses	156	300
Other accrued expenses and other liabilities	838	1,250
Total liabilities	7,398,983	33,354,805
NET ASSETS	$299,102,895	$1,437,875,662
NET ASSETS CONSIST OF:
Capital stock	$334,627,172	$1,555,407,303
Total accumulated deficit	(35,524,277)	(117,531,641)
Total net assets	$299,102,895	$1,437,875,662

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FUNDS

STATEMENTS OF ASSETS AND LIABILITIES – Continued
September 30, 2022

	Shenkman	Shenkman
	Capital Floating	Capital Short
	Rate High	Duration High
	Income Fund	Income Fund
NET ASSETS
Class A:
Net assets applicable to outstanding
Class A shares	—	$20,992,019
Shares issued and outstanding	—	2,257,609
Net asset value, redemption price per share(1)	—	$9.30
Maximum offering price per share
(net asset value divided by 97.00%)	—	$9.59
Class C:
Net assets applicable to outstanding
Class C shares	—	$15,553,749
Shares issued and outstanding	—	1,677,830
Net asset value, offering price
and redemption price per share(1)	—	$9.27
Class F:
Net assets applicable to outstanding
Class F shares	$9,140,859	$682,181,474
Shares issued and outstanding	1,035,351	73,547,572
Net asset value, offering price
and redemption price per share(1)	$8.83	$9.28
Institutional Class:
Net assets applicable to outstanding
Institutional Class shares	$289,962,036	$719,148,420
Shares issued and outstanding	32,840,035	77,449,088
Net asset value, offering price
and redemption price per share(1)	$8.83	$9.29

(1)	A redemption fee of 1.00% is assessed against shares redeemed within 30 days of purchase.

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FUNDS

STATEMENTS OF OPERATIONS
For the Year Ended September 30, 2022

	Shenkman	Shenkman
	Capital Floating	Capital Short
	Rate High	Duration High
	Income Fund	Income Fund
INVESTMENT INCOME:
Interest income	$13,569,389	$56,621,358
Consent and term loan fee income	215,939	285,105
Total investment income	13,785,328	56,906,463
EXPENSES:
Investment advisory fees (Note 4)	1,517,103	7,786,592
Administration and accounting fees (Note 4)	394,189	971,291
Transfer agent fees and expenses (Note 4)	105,272	155,396
Federal and state registration fees	41,931	132,192
Audit fees	25,750	28,851
Custody fees (Note 4)	16,688	82,837
Reports to shareholders	16,675	41,150
Trustee fees and expenses	13,346	13,441
Chief Compliance Officer fees (Note 4)	12,500	12,499
Miscellaneous expenses	6,802	15,566
Legal fees	6,790	6,994
Insurance expense	5,737	17,785
Service fees – Class A (Note 6)	—	11,299
Service fees – Class C (Note 6)	—	6,794
Service fees – Class F (Note 6)	195	551,503
12b-1 distribution fees – Class A (Note 5)	—	54,894
12b-1 distribution fees – Class C (Note 5)	—	169,765
Total expenses before advisory fee waiver	2,162,978	10,058,849
Advisory fee waiver by Advisor (Note 4)	(524,312)	(62,257)
Net expenses	1,638,666	9,996,592
NET INVESTMENT INCOME	12,146,662	46,909,871
NET REALIZED AND UNREALIZED LOSS:
Net realized loss on investments	(1,087,748)	(9,799,356)
Change in unrealized
appreciation/(depreciation) on investments	(21,520,923)	(109,074,109)
Net realized and unrealized loss on investments	(22,608,671)	(118,873,465)
NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$(10,462,009)	$(71,963,594)

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2022	2021
OPERATIONS:
Net investment income	$12,146,662	$8,777,494
Net realized loss on investments	(1,087,748)	(676,924)
Change in unrealized appreciation/
(depreciation) on investments	(21,520,923)	8,636,131
Net increase/(decrease) in net assets
resulting from operations	(10,462,009)	16,736,701
DISTRIBUTIONS TO SHAREHOLDERS:
Class F	(443,965)	(305,824)
Institutional Class	(11,704,296)	(8,537,284)
Total distributions	(12,148,261)	(8,843,108)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Class F	6,999,849	16,777,131
Institutional Class	88,939,715	97,444,647
Proceeds from shares issued to
holders in reinvestment of dividends:
Class F	443,965	305,824
Institutional Class	9,699,429	7,403,022
Cost of shares redeemed:
Class F	(7,801,767)	(9,203,131)
Institutional Class	(64,192,070)	(66,133,275)
Redemption fees retained:
Class F	350	252
Institutional Class	8,929	7,857
Net increase in net assets derived
from capital share transactions	34,098,400	46,602,327
TOTAL INCREASE IN NET ASSETS	11,488,130	54,495,920
NET ASSETS:
Beginning of year	287,614,765	233,118,845
End of year	$299,102,895	$287,614,765
CHANGES IN SHARES OUTSTANDING:
Shares sold:
Class F	749,697	1,777,917
Institutional Class	9,570,555	10,361,173
Shares issued to holders as reinvestment of dividends:
Class F	48,312	32,348
Institutional Class	1,056,306	785,217
Shares redeemed:
Class F	(848,415)	(970,192)
Institutional Class	(6,983,553)	(6,986,097)
Net increase in shares outstanding	3,592,902	5,000,366

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended,	Year Ended
	September 30,	September 30,
	2022	2021
OPERATIONS:
Net investment income	$46,909,871	$30,629,674
Net realized gain/(loss) on investments	(9,799,356)	5,585,814
Change in unrealized appreciation/
(depreciation) on investments	(109,074,109)	6,868,229
Net increase/(decrease) in net assets
resulting from operations	(71,963,594)	43,083,717
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(665,374)	(492,038)
Class C	(386,011)	(277,719)
Class F	(22,058,354)	(15,435,007)
Institutional Class	(23,732,311)	(14,387,556)
Total distributions	(46,842,050)	(30,592,320)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Class A	12,273,785	11,536,752
Class C	5,032,498	5,517,391
Class F	412,305,150	385,267,370
Institutional Class	278,147,337	457,256,845
Proceeds from shares issued to holders
in reinvestment of dividends:
Class A	275,659	195,102
Class C	130,646	92,000
Class F	8,065,188	4,324,978
Institutional Class	20,479,687	11,844,812
Cost of shares redeemed:
Class A	(10,347,070)	(7,364,434)
Class C	(4,766,835)	(2,899,332)
Class F	(353,338,576)	(172,048,580)
Institutional Class	(140,978,785)	(127,355,051)
Redemption fees retained:
Class A	62	184
Class C	47	145
Class F	1,901	5,109
Institutional Class	1,969	4,744
Net increase in net assets derived
from capital share transactions	227,282,663	566,378,035
TOTAL INCREASE IN NET ASSETS	108,477,019	578,869,432
NET ASSETS:
Beginning of year	1,329,398,643	750,529,211
End of year	$1,437,875,662	$1,329,398,643

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS – Continued

	Year Ended,	Year Ended
	September 30,	September 30,
	2022	2021
CHANGES IN SHARES OUTSTANDING:
Shares sold:
Class A	1,248,109	1,145,662
Class C	511,490	549,390
Class F	42,233,031	38,311,511
Institutional Class	28,198,782	45,431,739
Shares issued to holders as
reinvestment of dividends:
Class A	28,386	19,389
Class C	13,524	9,169
Class F	834,178	430,561
Institutional Class	2,116,154	1,177,704
Shares redeemed:
Class A	(1,058,860)	(730,740)
Class C	(492,193)	(288,376)
Class F	(36,238,732)	(17,113,634)
Institutional Class	(14,481,597)	(12,636,025)
Net increase in shares outstanding	22,912,272	56,306,350

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year

Class F
	Year Ended September 30,
	2022		2021		2020	2019	2018
PER SHARE DATA:
Net asset value, beginning of year	$9.50		$9.22		$9.56	$9.80	$9.74

Income from investment operations:
Net investment income	0.37	(1)	0.30	(1)	0.41 (1)	0.50	0.44
Net realized and unrealized
gain/(loss) on investments	(0.67)		0.29		(0.34)	(0.24)	0.05
Total from investment operations	(0.30)		0.59		0.07	0.26	0.49

Less distributions:
From net investment income	(0.37)		(0.31)		(0.42)	(0.50)	(0.43)
Total distributions	(0.37)		(0.31)		(0.42)	(0.50)	(0.43)

Redemption fees retained	0.00	(1)(2)	0.00	(1)(2)	0.01 (1)	—	—

Net asset value, end of year	$8.83		$9.50		$9.22	$9.56	$9.80

TOTAL RETURN	-3.26%		6.44%		1.04%	2.69%	5.12%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (thousands)	$9,141		$10,312		$2,265	$5,856	$5,119
Ratio of expenses to
average net assets:
Before advisory fee waiver	0.71%		0.82%		0.78%	0.77%	0.76%
After advisory fee waiver	0.54%		0.60%		0.56%	0.57%	0.58%
Ratio of net investment income
to average net assets:
Before advisory fee waiver	3.78%		2.92%		4.12%	4.93%	4.31%
After advisory fee waiver	3.95%		3.14%		4.34%	5.13%	4.49%
Portfolio turnover rate	39%		59%		47%	28%	51%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year

Institutional Class
	Year Ended September 30,
	2022		2021		2020		2019	2018
PER SHARE DATA:
Net asset value, beginning of year	$9.50		$9.22		$9.56		$9.80	$9.75

Income from investment operations:
Net investment income	0.37	(1)	0.31	(1)	0.40	(1)	0.51	0.44
Net realized and unrealized
gain/(loss) on investments	(0.67)		0.28		(0.32)		(0.25)	0.04
Total from investment operations	(0.30)		0.59		0.08		0.26	0.48

Less distributions:
From net investment income	(0.37)		(0.31)		(0.42)		(0.50)	(0.43)
Total distributions	(0.37)		(0.31)		(0.42)		(0.50)	(0.43)

Redemption fees retained	0.00	(1)(2)	0.00	(1)(2)	0.00	(1)(2)	0.00 (2)	—

Net asset value, end of year	$8.83		$9.50		$9.22		$9.56	$9.80

TOTAL RETURN	-3.26%		6.48%		0.94%		2.82%	5.04%^

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (thousands)	$289,962		$277,303		$230,854		$228,454	$287,237
Ratio of expenses to
average net assets:
Before advisory fee waiver	0.71%		0.76%		0.76%		0.74%	0.71%
After advisory fee waiver	0.54%		0.54%		0.54%		0.54%	0.54%
Ratio of net investment income
to average net assets:
Before advisory fee waiver	3.83%		3.05%		4.14%		4.97%	4.24%
After advisory fee waiver	4.00%		3.27%		4.36%		5.17%	4.41%
Portfolio turnover rate	39%		59%		47%		28%	51%

^	Performance presented includes a 9/30/2017 trade date adjustment to net asset value per share.
(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year

Class A
	Year Ended September 30,
	2022		2021		2020		2019	2018
PER SHARE DATA:
Net asset value, beginning of year	$10.09		$9.93		$10.06		$10.00	$10.07

Income from investment operations:
Net investment income	0.30	(1)	0.26	(1)	0.31	(1)	0.36	0.32
Net realized and unrealized
gain/(loss) on investments	(0.79)		0.16		(0.13)		0.06	(0.07)
Total from investment operations	(0.49)		0.42		0.18		0.42	0.25

Less distributions:
From net investment income	(0.30)		(0.26)		(0.31)		(0.36)	(0.32)
Total distributions	(0.30)		(0.26)		(0.31)		(0.36)	(0.32)

Redemption fees retained	0.00	(1)(2)	0.00	(1)(2)	0.00	(1)(2)	0.00 (2)	0.00 (2)

Net asset value, end of year	$9.30		$10.09		$9.93		$10.06	$10.00

TOTAL RETURN	-4.99%		4.25%		1.86%		4.33%	2.56%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (thousands)	$20,992		$20,580		$15,946		$13,407	$13,160
Ratio of expenses to
average net assets:
Before advisory fee waiver	0.96%		0.98%		1.02%		1.03%	1.01%
After advisory fee waiver	0.95%		0.96%		0.97%		0.96%	0.95%
Ratio of net investment income
to average net assets:
Before advisory fee waiver	3.03%		2.59%		3.06%		3.61%	3.25%
After advisory fee waiver	3.04%		2.61%		3.11%		3.68%	3.31%
Portfolio turnover rate	50%		80%		100%		77%	61%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year

Class C
	Year Ended September 30,
	2022		2021		2020		2019	2018
PER SHARE DATA:
Net asset value, beginning of year	$10.06		$9.90		$10.03		$9.97	$10.04

Income from investment operations:
Net investment income	0.23	(1)	0.19	(1)	0.23	(1)	0.29	0.25
Net realized and unrealized
gain/(loss) on investments	(0.80)		0.15		(0.12)		0.06	(0.07)
Total from investment operations	(0.57)		0.34		0.11		0.35	0.18

Less distributions:
From net investment income	(0.22)		(0.18)		(0.24)		(0.29)	(0.25)
Total distributions	(0.22)		(0.18)		(0.24)		(0.29)	(0.25)

Redemption fees retained	0.00	(1)(2)	0.00	(1)(2)	0.00	(1)(2)	—	0.00 (2)

Net asset value, end of year	$9.27		$10.06		$9.90		$10.03	$9.97

TOTAL RETURN	-5.71%		3.49%		1.10%		3.57%	1.80%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (thousands)	$15,554		$16,546		$13,615		$11,406	$11,112
Ratio of expenses to
average net assets:
Before advisory fee waiver	1.70%		1.73%		1.77%		1.77%	1.76%
After advisory fee waiver	1.69%		1.71%		1.72%		1.70%	1.70%
Ratio of net investment income
to average net assets:
Before advisory fee waiver	2.30%		1.84%		2.32%		2.87%	2.46%
After advisory fee waiver	2.31%		1.86%		2.37%		2.94%	2.52%
Portfolio turnover rate	50%		80%		100%		77%	61%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year

Class F
	Year Ended September 30,
	2022		2021		2020		2019	2018
PER SHARE DATA:
Net asset value, beginning of year	$10.06		$9.91		$10.04		$9.97	$10.04

Income from investment operations:
Net investment income	0.32	(1)	0.28	(1)	0.33	(1)	0.39	0.34
Net realized and unrealized
gain/(loss) on investments	(0.78)		0.15		(0.13)		0.07	(0.07)
Total from investment operations	(0.46)		0.43		0.20		0.46	0.27

Less distributions:
From net investment income	(0.32)		(0.28)		(0.33)		(0.39)	(0.34)
Total distributions	(0.32)		(0.28)		(0.33)		(0.39)	(0.34)

Redemption fees retained	0.00	(1)(2)	0.00	(1)(2)	0.00	(1)(2)	0.00 (2)	0.00 (2)

Net asset value, end of year	$9.28		$10.06		$9.91		$10.04	$9.97

TOTAL RETURN	-4.79%		4.49%		2.09%		4.68%	2.81%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (thousands)	$682,182		$671,520		$446,802		$289,716	$211,941
Ratio of expenses to
average net assets:
Before advisory fee waiver	0.74%		0.76%		0.79%		0.80%	0.79%
After advisory fee waiver	0.73%		0.74%		0.74%		0.73%	0.73%
Ratio of net investment income
to average net assets:
Before advisory fee waiver	3.27%		2.81%		3.29%		3.83%	3.48%
After advisory fee waiver	3.28%		2.83%		3.34%		3.90%	3.54%
Portfolio turnover rate	50%		80%		100%		77%	61%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year

Institutional Class
	Year Ended September 30,
	2022		2021		2020		2019	2018
PER SHARE DATA:
Net asset value, beginning of year	$10.07		$9.92		$10.05		$9.98	$10.05

Income from investment operations:
Net investment income	0.33	(1)	0.29	(1)	0.34	(1)	0.40	0.36
Net realized and unrealized
gain/(loss) on investments	(0.79)		0.15		(0.13)		0.06	(0.08)
Total from investment operations	(0.46)		0.44		0.21		0.46	0.28

Less distributions:
From net investment income	(0.32)		(0.29)		(0.34)		(0.39)	(0.35)
Total distributions	(0.32)		(0.29)		(0.34)		(0.39)	(0.35)

Redemption fees retained	0.00	(1)(2)	0.00	(1)(2)	0.00	(1)(2)	0.00 (2)	0.00 (2)

Net asset value, end of year	$9.29		$10.07		$9.92		$10.05	$9.98

TOTAL RETURN	-4.62%		4.47%		2.18%		4.77%	2.88%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (thousands)	$719,148		$620,753		$274,166		$259,009	$342,454
Ratio of expenses to
average net assets:
Before advisory fee waiver	0.66%		0.67%		0.70%		0.72%	0.71%
After advisory fee waiver	0.65%		0.65%		0.65%		0.65%	0.65%
Ratio of net investment income
to average net assets:
Before advisory fee waiver	3.38%		2.89%		3.38%		3.91%	3.51%
After advisory fee waiver	3.39%		2.91%		3.43%		3.98%	3.57%
Portfolio turnover rate	50%		80%		100%		77%	61%
(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS
September 30, 2022

NOTE 1 – ORGANIZATION

The Shenkman Capital Short Duration High Income Fund (the “Short Duration High Income Fund”) and the Shenkman Capital Floating Rate High Income Fund (the “Floating Rate High Income Fund”) (each a “Fund” and collectively, the “Funds”) are diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.  The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

The Short Duration High Income Fund commenced operations on October 31, 2012. The Floating Rate High Income Fund commenced operations on October 15, 2014. The primary investment objective of the Funds is to seek a high level of current income.  The Short Duration High Income Fund currently offers Class A, Class C, Class F, and Institutional Class shares.  Class F shares became available for purchase on May 17, 2013, while Class C shares became available for purchase on January 28, 2014.

The Floating Rate High Income Fund currently offers Class F and Institutional Class shares.  Institutional Class shares became available for purchase on October 15, 2014 and Class F shares became available for purchase on March 1, 2017.

Each class of shares differs principally in its respective distribution expenses, service fees and sales charges on Class A and contingent deferred sales charge (“CDSC”) for Class C.  Each class of shares has identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.  Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The tax returns of the Funds’ prior three fiscal years are

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2022

open for examination. Management has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Funds’ net assets and no tax liability resulting from unrecognized tax events relating to uncertain income tax positions taken or expected to be taken on a tax return. The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Securities Transactions, Income, and Distributions – Securities transactions are accounted for on the trade date.  Securities sold are determined on a specific identification process.  Interest income is recorded on an accrual basis.  The Funds may receive other income, such as amendment fees, consent fees and commitment fees.  These fees are recorded as income when the Funds become aware of their existence and are included in consent and term loan fee income in the statements of operations.  Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security using the effective interest method, except for premiums on certain callable debt securities that are amortized to the earliest call date.  Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Each Fund distributes substantially all of its net investment income, if any, monthly, and net realized capital gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of a Fund based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Each Fund is charged for those expenses that are directly attributable to that Fund, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.  Common expenses of

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2022

the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

Securities Purchased on a When-Issued Basis – The Funds may purchase securities on a when-issued basis, for payment and delivery at a later date, generally within one month. The price and yield are generally fixed on the date of commitment to purchase, and the value of the security is thereafter reflected in a Fund’s net asset value. During the period between purchase and settlement, no payment is made by the Funds and no interest accrues to the Funds. At the time of settlement, the market value of the security may be more or less than the purchase price.

Redemption Fees – The Funds charge a 1% redemption fee to shareholders who redeem shares held for 30 days or less.  Such fees are retained by the Funds and accounted for as an addition to paid-in capital.  Redemption fees retained are disclosed in the statements of changes.

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operation during the reporting period.  Actual results could differ from those estimates.

Reclassification of Capital Accounts – Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  The Funds did not have any reclassification of capital account adjustments for the year ended September 30, 2022.

Bridge Loan Commitments – In connection with floating rate loan interests, the Funds may also enter into bridge loan commitments.  Bridge loan commitments may obligate the Funds to furnish temporary financing to a borrower until permanent financing can be arranged. At September 30, 2022, the Funds did not have any outstanding bridge loan commitments.

Unfunded Loan Commitments – Unfunded loan commitments are contractual obligations for funding to a borrower.  At September 30, 2022, the Floating Rate High Income Fund and the Short Duration High Income Fund had $531,360 and $0, respectively, in outstanding unfunded loan commitments.

Events Subsequent to the Fiscal Year End – In preparing the financial statements as of September 30, 2022, management considered the impact of subsequent events for the potential recognition or disclosure in these financial statements.  Management has determined there were no subsequent events that would need to be disclosed in the Funds’ financial statements.

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2022

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Each Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Bank Loan Obligations – Bank loan obligations are valued at market on the basis of valuations furnished by an independent pricing service which utilizes quotations obtained from dealers in bank loans.  These securities will generally be classified in Level 2 of the fair value hierarchy.

Debt Securities – Debt securities, such as corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries and U.S. government agency issues are valued at market on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate market observable data such as reported sales of

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2022

similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  Debt securities having a maturity of 60 days or less are valued at the evaluated mean between the bid and asked price.  These securities will generally be classified in Level 2 of the fair value hierarchy.

Equity Securities – Equity securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investment Companies – Investments in open-end mutual funds, including money market funds, are generally priced at their net asset value per share provided by the service agent of the funds and will be classified in Level 1 of the fair value hierarchy.

Short-Term Securities – Short-term securities having a maturity of less than 60 days are valued at the evaluated mean between bid and asked price.  To the extent the inputs are observable and timely, these securities would be classified in Level 2 of the fair value hierarchy.

Restricted Securities – The Funds may invest in securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Restricted securities may be resold in transactions that are exempt from registration under the Federal securities laws. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. The sale or other disposition of these securities may involve additional expenses and the prompt sale of these securities at an acceptable price may be difficult. At September 30, 2022, the Funds held securities issued pursuant to Rule 144A under the Securities Act of 1933. All Rule 144A securities have been classified as liquid under the Funds’ liquidity risk management program.

Accounting Pronouncement – In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”) and in January 2021, FASB issued Accounting Standards Update 2021-01, Reference Rate Reform (Topic 848):

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2022

Scope (“ASU 2021-01”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 and ASU 2021-01 on the Funds’ investments, debt securities and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

Rule 18f-4 Accounting Pronouncement – In October 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”).  Funds were required to implement and comply with Rule 18f-4 by August 19, 2022.  Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treats derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.  The Funds' most recently filed statement of additional information allows the Funds to enter into derivative transactions.  During the year ended September 30, 2022, the Floating Rate High Income Fund held a limited number of bank loans with non-standard settlement dates.  The Short Duration High Income Fund did not enter into derivatives transactions during the year ended September 30, 2022.  The Funds are considered limited derivative users. The Funds are in compliance with Rule 18f-4 at September 30, 2022.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”).  Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act.  Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions.  Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security.  In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and rescinded previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments.  The Funds are in compliance with Rule 2a-5, which had a compliance date of September 8, 2022.

Prior to the effectiveness of Rule 2a-5 on September 8, 2022, the Board of Trustees (“Board”) had delegated day-to-day valuation issues to a Valuation Committee of the Trust which was comprised of representatives from the Funds’ administrator, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”).  The function of the

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2022

Valuation Committee was to value securities where current and reliable market quotations were not readily available, or the closing price did not represent fair value by following procedures approved by the Board.  These procedures considered many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee were subsequently reviewed and ratified by the Board.  The Valuation Committee served through September 7, 2022.  Effective September 8, 2022, the Board approved Shenkman Capital Management, Inc. (the “Advisor”), as the Funds' valuation designee under Rule 2a-5.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ securities as of September 30, 2022:

Floating Rate High Income Fund

	Level 1	Level 2	Level 3	Total
Fixed Income
Bank Loan
Obligations	$—	$256,271,414	$—	$256,271,414
Corporate Bonds	—	34,486,460	—	34,486,460
Total Fixed Income	—	290,757,874	—	290,757,874
Equities
Electric Power
Generation	—	12	—	12
Total Equities	—	12	—	12
Warrants	—	12,924	—	12,924
Money Market Fund	7,604,661	—	—	7,604,661
Total Investments	$7,604,661	$290,770,810	$—	$298,375,471

Short Duration High Income Fund

	Level 1	Level 2	Level 3	Total
Fixed Income
Corporate Bonds	$—	$1,282,094,667	$—	$1,282,094,667
Bank Loan
Obligations	—	72,789,285	—	72,789,285
Convertible Bond	—	10,542,543	—	10,542,543
Total Fixed Income	—	1,365,426,495	—	1,365,426,495
Money Market Fund	55,182,940	—	—	55,182,940
Total Investments	$55,182,940	$1,365,426,495	$—	$1,420,609,435

Refer to the Funds’ schedules of investments for a detailed break-out of securities.

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2022

The following is a reconciliation of the Floating Rate High Income Fund’s Level 3 investments for which significant unobservable inputs were used in determining fair value. The Funds did not hold Level 3 investments at September 30, 2022.

Shenkman Capital Floating Rate High Income Fund

Level 3 Reconciliation Disclosure

Equities
Balance as of September 30, 2021	$1,048
Change in unrealized appreciation/(depreciation)	(1,036)
Transfer out at September 30, 2022	(12)
Balance as of September 30, 2022	$—
Change in unrealized appreciation/(depreciation) during the
period for Level 3 investments held at September 30, 2022	$—

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. Although vaccines for COVID-19 are becoming more widely available, the ultimate economic fallout from the pandemic, amid the spread of COVID-19 variants, and the long-term impact on economies, markets, industries and individual companies are not known. The operational and financial performance of individual companies and the market in general depends on future developments, including the duration and spread of any future outbreaks and the pace of recovery which may vary from market to market, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds have an investment advisory agreement with the Advisor pursuant to which the Advisor is responsible for providing investment management services to each Fund.  The Advisor furnishes all investment advice, office space and facilities, and provides most of the personnel needed by the Funds.  As compensation for its services, the Advisor is entitled to a fee, computed daily and payable monthly, based upon the average daily net assets of the Funds at the annual rates of:

Floating Rate High Income Fund	0.50%
Short Duration High Income Fund	0.55%

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2022

For the year ended September 30, 2022, the Floating Rate High Income Fund and the Short Duration High Income Fund incurred $1,517,103 and $7,786,592, respectively, in advisory fees. Advisory fees payable to the Advisor at September 30, 2022 for the Floating Rate High Income Fund and the Short Duration High Income Fund were $104,250 and $657,307, respectively.  The amounts shown on the statements of assets and liabilities are net amounts due to the Advisor.

Each Fund is responsible for its own operating expenses, including Rule 12b-1 fees, shareholder servicing plan fees, custodian fees, taxes, transfer agency fees, interest and other customary Fund expenses.  However, the Advisor has contractually agreed to waive all or a portion of its management fees and pay Floating Rate High Income Fund and Short Duration High Income Fund expenses in order to limit each Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes, interest expense, dividends on securities sold short, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees and any other class-specific expenses) to the following amounts of the average daily net assets:

Floating Rate High Income Fund:	0.54%
Short Duration High Income Fund:	0.65%

Any such reduction made by the Advisor in its fees or payment of expenses which are the Funds’ obligation are subject to reimbursement by the Funds to the Advisor, if so requested by the Advisor, in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Funds toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause a Fund to exceed the lesser of:  (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement.  Any such reimbursement is also contingent upon Board review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Funds’ payment of current ordinary operating expenses. For the year ended September 30, 2022, the Advisor reduced its fees in the amount of $524,312 for the Floating Rate High Income Fund and in the amount of $62,257 for the Short Duration High Income Fund.  No amounts were reimbursed to the Advisor for either Fund.  The Advisor may recapture portions of the amounts shown below no later than the corresponding dates:

	9/30/2023	9/30/2024	9/30/2025	Total
Floating Rate High
Income Fund	$499,945	$595,808	$524,312	$1,620,065
Short Duration High
Income Fund	318,992	167,019	62,257	548,268

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2022

Fund Services serves as the Funds’ administrator, fund accountant and transfer agent. U.S. Bank N.A. serves as custodian (the “Custodian”) to the Funds.  The Custodian is an affiliate of Fund Services.  Fund Services maintains the Funds’ books and records, calculates the Funds’ NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board.  The officers of the Trust, including the Chief Compliance Officer, are employees of Fund Services.  Fees paid by the Funds for administration and accounting, transfer agency, custody and compliance services for the year ended September 30, 2022, are disclosed in the statements of operations.

Quasar Distributors, LLC (“Quasar”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. Quasar is a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC (“Foreside”).

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Short Duration High Income Fund adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Short Duration High Income Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of the Short Duration High Income Fund’s Class A shares and up to 1.00% of the average daily net assets of the Short Duration High Income Fund’s Class C shares.  The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the year ended September 30, 2022, the Short Duration High Income Fund incurred distribution expenses on its Class A and Class C shares of $54,894 and $169,765, respectively.

NOTE 6 – SHAREHOLDER SERVICING FEE

The Funds entered into a shareholder servicing agreement (the “Agreement”) with the Advisor, under which the Advisor will provide, or arrange for others to provide, certain specified shareholder services.  As compensation for the provision of shareholder services, the Funds may pay servicing fees at an annual rate of up to 0.10% of the average daily net assets of the Class A, Class C, and Class F shares. Payments to the Advisor under the Agreement may reimburse the Advisor for payments it makes to selected brokers, dealers and administrators which have entered into service

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2022

agreements with the Advisor for services provided to shareholders of the Funds.  The services provided by such intermediaries are primarily designed to assist shareholders of each Fund and include the furnishing of office space and equipment, telephone facilities, personnel, and assistance to the Funds in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Funds and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Funds, and providing such other personal services to shareholders as the Funds may reasonably request. For the year ended September 30, 2022, the Floating Rate High Income Fund’s Class F shares incurred $195 in shareholder servicing fees. For the year ended September 30, 2022, the Class A, Class C and Class F shares of the Short Duration High Income Fund incurred $11,299, $6,794 and $551,503, respectively, in shareholder servicing fees.

NOTE 7 – PURCHASES AND SALES OF SECURITIES

For the year ended September 30, 2022, the cost of purchases and the proceeds from sales of securities (excluding short-term securities) were as follows:

	Purchases	Sales
Floating Rate High Income Fund	$144,987,599	$114,147,744
Short Duration High Income Fund	905,550,790	684,139,787

The Funds had no purchases or sales of U.S. government obligations during the year ended September 30, 2022. The Floating Rate High Income Fund and the Short Duration High Income Fund had $0 and $21,522,845, respectively, in Rule 17a-7 purchase transactions during the year ended September 30, 2022.  Neither Fund had any Rule 17a-7 sales transactions during the year ended September 30, 2022.  As such, neither Fund had any realized gain nor loss associated with 17a-7 transactions during the year ended September 30, 2022.

NOTE 8 – LINES OF CREDIT

The Floating Rate High Income Fund and the Short Duration High Income Fund have secured lines of credit in the amount of $40,000,000 and $120,000,000, respectively.  These lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Funds’ custodian, U.S. Bank N.A.  The Floating Rate High Income Fund and the Short Duration High Income Fund did not draw upon their lines of credit during the year ended September 30, 2022.  At September 30, 2022, neither of the Funds had any outstanding loan amounts.

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2022

NOTE 9 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

As of September 30, 2022, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Floating Rate	Short Duration
	High Income Fund	High Income Fund
Cost of investments(a)	$318,305,724	$1,518,447,469
Gross unrealized appreciation	476,003	302,586
Gross unrealized depreciation	(20,406,256)	(98,140,620)
Net unrealized depreciation(a)	(19,930,253)	(97,838,034)
Undistributed ordinary income	284,537	1,912,103
Total distributable earnings	284,537	1,912,103
Other accumulated losses	(15,878,561)	(21,605,710)
Total accumulated earnings/(losses)	$(35,524,277)	$(117,531,641)

(a)	Any differences between book basis and tax basis net unrealized appreciation and cost are attributable primarily to the tax deferral of losses on wash sales and partnership adjustments.

At September 30, 2022, the Funds had tax basis capital losses to offset future gains as follows:

	Capital Loss Carryover
	Long-Term	Short-Term	Total	Expiration Date
Floating Rate
High Income
Fund	$14,066,349	$1,552,015	$15,618,364	No Expiration
Short Duration
High Income
Fund	5,809,854	14,055,335	19,865,189	No Expiration

The tax character of distributions paid during the year ended September 30, 2022 and the year ended September 30, 2021 was as follows:

Floating Rate High Income Fund

	Year Ended	Year Ended
	September 30, 2022	September 30, 2021
Ordinary income	$12,148,261	$8,843,108
Total distributions paid	$12,148,261	$8,843,108

Short Duration High Income Fund

	Year Ended	Year Ended
	September 30, 2022	September 30, 2021
Ordinary income	$46,842,050	$30,592,320
Total distributions paid	$46,842,050	$30,592,320

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2022

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended September 30, 2022.

NOTE 10 – CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of September 30, 2022, each Fund’s percentage of control ownership positions greater than 25% are as follows:

		Percent of
Fund	Shareholder	Shares Held
Floating Rate High
Income Fund	National Financial Services, LLC	38.51%
Short Duration High
Income Fund	Merrill Lynch Pierce Fenner & Smith	30.17%

NOTE 11 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risk of investing in the Funds, each of which may adversely affect a Fund’s net asset value and total return. The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks. The following risks apply to both Funds.

Bank Loan Risk. A Fund’s investments in assignments of secured and unsecured bank loans may create substantial risk. In making investments in such loans, which are made by banks or other financial intermediaries to borrowers, a Fund will depend primarily upon the creditworthiness of the borrower, whose financial condition may be troubled or highly leveraged, for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, such Fund’s share price could be adversely affected. A Fund may invest in loans that are rated by a nationally recognized statistical rating organization or are unrated, and may invest in loans of any credit quality, including “distressed” companies with respect to which there is a substantial risk of losing the entire amount invested. In addition, certain bank loans in which a Fund may invest may be illiquid and, therefore, difficult to value and/or sell at a price that is beneficial to the Fund. A Fund, as a participant in a loan, has no direct claim on the loan and would be a creditor of the lender, and not the borrower, in the event of a borrower’s insolvency or default. Transactions in many loans settle on a delayed basis, and a Fund may not receive the proceeds from the sale of a loan for a substantial period after the sale (i.e., more than seven days after the sale). As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet a Fund’s redemption obligations until potentially a substantial period after the sale of

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2022

the loans. In addition, loans are not registered under the federal securities laws like stocks and bonds, so investors in loans have less protection against improper practices than investors in registered securities.

LIBOR Risk. The Funds invest in certain debt securities, derivatives or other financial instruments that utilize the London Inter-bank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for variable interest rate calculations. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, global consensus is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR may lead to increased volatility and illiquidity in markets that are tied to LIBOR, decreased values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting a Fund’s performance or net asset value. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by a Fund or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund and may adversely affect a Fund’s performance or net asset value.

Credit Risk. A company may not be able to repay its debt. The Funds invest primarily in “high yield” securities and loans (i.e., rated below Baa3 or BBB- by one or more nationally recognized statistical rating organizations or are unrated but are of comparable credit quality to obligations rated below investment-grade). High yield securities and loans have greater credit risk than more highly rated debt obligations and have a greater possibility that an adverse change in the financial condition of the issuer or the economy may impair the ability of the issuer to make payments of principal and interest. Bankruptcy and similar laws applicable to issuers of the high yield securities and loans may also limit the amount of a Fund’s recovery if the issuer becomes insolvent. High yield securities and loans have historically experienced greater default rates than has been the case for investment-grade securities.

Derivatives Risk. The Funds may invest in derivative securities for bona fide hedging purposes. A derivative security is a financial contract whose value is based on (or “derived from”) a traditional security (such as a bond) or

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2022

a market index. Derivatives involve the risk of improper valuation, the risk of ambiguous documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying security.

High Yield Risk. Bonds and loans rated below BBB by S&P or Baa by Moody’s (commonly referred to as “junk bonds or loans”) typically carry higher coupon rates than investment grade bonds, but also are described as speculative by both S&P and Moody’s and may be subject to greater market price fluctuations, less liquidity and greater risk of income or principal including greater possibility of default and bankruptcy of the issuer of such instruments than more highly rated bonds and loans. Lower-rated bonds and loans also are more likely to be sensitive to adverse economic or company developments and more subject to price fluctuations in response to changes in interest rates. The market for lower-rated debt issues generally is thinner and less active than that for higher quality instruments, which may limit a Fund’s ability to sell such instruments at fair value in response to changes in the economy or financial markets. During periods of economic downturn or rising interest rates, highly leveraged issuers of lower-rated instruments may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default.

Interest Rate Risk. Each Fund’s investments in fixed-income instruments will change in value based on changes in interest rates. When interest rates decline, the value of a portfolio invested in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a portfolio investment in fixed-rate obligations can be expected to decline. Although the value of each Fund’s investments will vary, the fluctuations in value of a Fund’s investments in floating rate instruments should be minimized as a result of changes in market interest rates. However, because floating rates on loans and other instruments only reset periodically, changes in prevailing interest rates can still be expected to cause some fluctuation in the value of a Fund. Similarly, it is likely there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant, which could cause a decline in the value of a Fund’s portfolio. Other economic factors (such as large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity) can also adversely impact the markets for loans and other debt obligations. Rating downgrades of holdings or their issuers will generally reduce the value of such holdings. Consequently, changes in the values of a Fund’s portfolio likely will cause fluctuation in the value of each partner’s capital account.

Investment Risk. Neither Fund is a complete investment program and you may lose money by investing in the Funds. Each Fund invests primarily in debt obligations issued by non-investment grade companies that may have

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2022

significant risks as a result of business, financial, market or legal uncertainties. There can be no assurance that the Advisor will correctly evaluate the nature and magnitude of the various factors that could affect the value of, and return on, a Fund’s investments. Prices of the investments held by the Funds may be volatile, and a variety of other factors that are inherently difficult to predict, such as domestic or international economic and political developments, may significantly affect the results of a Fund’s activities and the value of its investments.

Liquidity Risk. Low or lack of trading volume may make it difficult to sell securities held by the Funds at quoted market prices. The Funds’ investments may at any time consist of significant amounts of securities that are thinly traded or for which no market exists. For example, the investments held by a Fund may not be liquid in all circumstances so that, in volatile markets, the Advisor may not be able to close out a position without incurring a loss. The foregoing risks may be accentuated when the Funds are required to liquidate positions to meet withdrawal requests. Additionally, floating rate loans generally are subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when the Funds need to liquidate such loans. High yield bonds and loans generally trade only in the over-the-counter market rather than on an organized exchange and may be more difficult to purchase or sell at a fair price, which could have a negative impact on a Fund’s performance.

Market and Regulatory Risk. Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Funds’ performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. The Funds’ investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen.

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2022

Rule 144A Securities Risk. The market for Rule 144A securities typically is less active than the market for publicly-traded securities. Rule 144A securities carry the risk that the liquidity of these securities may become impaired, making it more difficult for the Funds to sell these bonds.

Counterparty Risk. Counterparty risk arises upon entering into borrowing arrangements and is the risk from the potential inability of counterparties to meet the terms of their contracts.

Convertible Bond Risk. Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are therefore subject to both debt security risks and equity risk. Convertible bonds are subject to equity risk especially when their conversion value is greater than the interest and principal value of the bond. The prices of equity securities may rise or fall because of economic or political changes and may decline over short or extended periods of time.

NOTE 12 – TRUSTEES AND OFFICERS

Mr. Joe Redwine became the Audit Chairman of the Board effective January 1, 2022.  Ms. Michelle Sanville-Seebold resigned as Deputy Chief Compliance Officer effective May 27, 2022.

SHENKMAN CAPITAL FUNDS

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and Shareholders of:
Shenkman Capital Floating Rate High Income Fund
Shenkman Capital Short Duration High Income Fund

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of the Shenkman Capital Floating Rate High Income Fund and the Shenkman Capital Short Duration High Income Fund (the “Funds”), each a series of Advisors Series Trust (the “Trust”), including the schedules of investments, as of September 30, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of September 30, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2003.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022 by correspondence with the custodian, transfer agents, brokers or by other appropriate auditing procedures where replies were not received.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 29, 2022

SHENKMAN CAPITAL FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS
(Unaudited)

This chart provides information about the Trustees and Officers who oversee the Funds.  Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

Independent Trustees(1)
Number
of
		Term of		Portfolios
		Office		in Fund	Other
	Position	and	Principal	Complex	Directorships
	Held	Length	Occupation	Overseen	Held
Name, Address	with the	of Time	During Past	by	During Past
and Age	Trust	Served*	Five Years	Trustee(2)	Five Years(3)
David G. Mertens	Trustee	Indefinite	Partner and	2	Trustee,
(age 62)		term;	Head of		Advisors
615 E. Michigan St.		since	Business		Series Trust
Milwaukee, WI		March	Development		(for series not
53202		2017.	Ballast Equity		affiliated with
			Management,		the Funds).
LLC (a privately-
held investment
advisory firm)
(February 2019
to present);
Managing
Director and
Vice President,
Jensen
Investment
Management, Inc.
(a privately-held
investment
advisory firm)
(2002 to 2017).

Joe D. Redwine	Trustee	Indefinite	Retired;	2	Trustee,
(age 75)		term;	formerly		Advisors
615 E. Michigan St.		since	Manager,		Series Trust
Milwaukee, WI		September	President, CEO,		(for series not
53202		2008.	U.S. Bancorp		affiliated with
			Fund Services,		the Funds).
LLC and its
predecessors
(May 1991 to
July 2017).

SHENKMAN CAPITAL FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS – Continued
(Unaudited)

Number
of
		Term of		Portfolios
		Office		in Fund	Other
	Position	and	Principal	Complex	Directorships
	Held	Length	Occupation	Overseen	Held
Name, Address	with the	of Time	During Past	by	During Past
and Age	Trust	Served*	Five Years	Trustee(2)	Five Years(3)
Raymond B. Woolson	Chairman	Indefinite	President,	2	Trustee,
(age 63)	of the	term;	Apogee Group,		Advisors
615 E. Michigan St.	Board	since	Inc. (financial		Series Trust
Milwaukee, WI		January	consulting firm)		(for series not
53202		2020.	(1998 to		affiliated with
	Trustee	Indefinite	present).		the Funds);
		term;			Independent
		since			Trustee,
		January			DoubleLine
		2016.			Funds Trust
(an open-end
investment
company with
20 portfolios),
DoubleLine
Opportunistic
Credit Fund,
DoubleLine
Selective
Credit Fund
and
DoubleLine
Income
Solutions
Fund, from
2010 to
present.

SHENKMAN CAPITAL FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS – Continued
(Unaudited)

Officers

Term of
Office
	Position	and
	Held	Length
Name, Address	with the	of Time	Principal Occupation
and Age	Trust	Served	During Past Five Years
Jeffrey T. Rauman	President,	Indefinite	Senior Vice President, Compliance and
(age 53)	Chief	term;	Administration, U.S. Bank Global Fund
615 E. Michigan St.	Executive	since	Services (February 1996 to present).
Milwaukee, WI	Officer	December
53202	and	2018.
Principal
Executive
Officer

Cheryl L. King	Vice	Indefinite	Vice President, Compliance and
(age 61)	President,	term;	Administration, U.S. Bank Global Fund
615 E. Michigan St.	Treasurer	since	Services (October 1998 to present).
Milwaukee, WI	and	December
53202	Principal	2007.
Financial
Officer

Kevin J. Hayden	Assistant	Indefinite	Vice President, Compliance and
(age 51)	Treasurer	term;	Administration, U.S. Bank Global Fund
615 E. Michigan St.		since	Services (June 2005 to present).
Milwaukee, WI		September
53202		2013.

Richard R. Conner	Assistant	Indefinite	Assistant Vice President, Compliance
(age 40)	Treasurer	term;	and Administration, U.S. Bank Global
615 E. Michigan St.		since	Fund Services (July 2010 to present).
Milwaukee, WI		December
53202		2018.

Michael L. Ceccato	Vice	Indefinite	Senior Vice President, U.S. Bank Global
(age 65)	President,	term;	Fund Services and Vice President, U.S.
615 E. Michigan St.	Chief	since	Bank N.A. (February 2008 to present).
Milwaukee, WI	Compliance	September
53202	Officer and	2009.
AML Officer

SHENKMAN CAPITAL FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS – Continued
(Unaudited)

Term of
Office
	Position	and
	Held	Length
Name, Address	with the	of Time	Principal Occupation
and Age	Trust	Served	During Past Five Years
Elaine E.	Vice	Indefinite	Senior Vice President, U.S. Bank Global
Richards, Esq.	President	term;	Fund Services (July 2007 to present).
(age 54)	and	since
2020 East	Secretary	September
Financial Way,		2019.
Suite 100
Glendora, CA
91741

Ryan Charles	Assistant	Indefinite	Assistant Vice President, U.S. Bank
(age 44)	Secretary	term;	Global Fund Services (May 2021 to
2020 East		since	present); Chief Legal Officer and
Financial Way,		January	Secretary Davis Selected Advisers, L.P.
Suite 100		2022.	(2004 to 2021).
Glendora, CA
91741

*
The Trustees have designated a mandatory retirement age of 75, such that each Trustee, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs (“Retiring Trustee”). Upon request, the Board may, by vote of a majority of Trustees eligible to vote on such matter, determine whether or not to extend such Retiring Trustee’s term and on the length of a one-time extension of up to three additional years.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of September 30, 2022, the Trust was comprised of 34 active portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-855-743-6562 or by visiting the Funds’ website at www.shenkmancapital.com.

SHENKMAN CAPITAL FUNDS

NOTICE TO SHAREHOLDERS
September 30, 2022 (Unaudited)

Federal Tax Distribution Information

For the year ended September 30, 2022, the Floating Rate High Income Fund and the Short Duration High Income Fund designated $12,148,261 and $46,842,050, respectively, as ordinary income for purposes of the dividends paid deduction.

For the fiscal year ended September 30, 2022, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Shenkman Capital Floating Rate High Income Fund	0.00%
Shenkman Capital Short Duration High Income Fund	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2022 was as follows:

Shenkman Capital Floating Rate High Income Fund	0.00%
Shenkman Capital Short Duration High Income Fund	0.00%

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-SHENKMAN (1-855-743-6562) or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-SHENKMAN (1-855-743-6562). Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-PORT

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT.  The Funds’ Form N-PORT is available on the SEC’s website at http://www.sec.gov.  Information included in the Funds’ Form N-PORT is also available, upon request, by calling 1-855-SHENKMAN (1-855-743-6562).

SHENKMAN CAPITAL FUNDS

NOTICE TO SHAREHOLDERS – Continued
September 30, 2022 (Unaudited)

Householding

In an effort to decrease costs, the Funds will reduce the number of duplicate prospectuses, supplements, and certain other shareholder documents that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the Funds’ transfer agent toll free at 1-855-SHENKMAN (1-855-743-6562) to request individual copies of these documents. The Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

SHENKMAN CAPITAL FUNDS

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us orally; and/or

• Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Advisor
Shenkman Capital Management, Inc.
151 West 42nd Street, 29th Floor
New York, NY  10036

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI  53202

Transfer Agent
U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI  53202
(855) 743-6562

Custodian
U.S. Bank N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA  19102

Legal Counsel
Sullivan & Worcester LLP
1633 Broadway, 32nd Floor
New York, NY  10019

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

SJ-ANNUAL

(b) Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Mr. Joe D. Redwine is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant including the review of federal income tax returns, review of federal excise tax returns, review of state tax returns, if any, and assistance with calculation of required income, capital gain and excise distributions.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2022	FYE 9/30/2021
(a) Audit Fees	$49,000	$47,400
(b) Audit-Related Fees	N/A	N/A
(c) Tax Fees	$7,200	$7,200
(d) All Other Fees	N/A	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2022	FYE 9/30/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 9/30/2022	FYE 9/30/2021
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not applicable.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*     /s/ Jeffrey T. Rauman
 Jeffrey T. Rauman, President/Chief Executive Officer/Principal
 Executive Officer

Date   12/9/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive Officer/Principal
Executive Officer

Date   12/9/2022

By (Signature and Title)*    /s/ Cheryl L. King
Cheryl L. King, Vice President/Treasurer/Principal Financial
Officer

Date   12/8/2022

* Print the name and title of each signing officer under his or her signature.